Exhibit 99.1
Forest City Enterprises, Inc.
Supplemental Package
Years Ended January 31, 2010 and 2009

Forest City Enterprises, Inc. and Subsidiaries
Years Ended January 31, 2010 and 2009
Supplemental Package
NYSE: FCEA, FCEB
Index

Corporate Overview	2

Selected Financial Information
Forest City Enterprises, Inc.
Consolidated Balance Sheet Information	4-7
Consolidated Earnings Information	8-11

Supplemental Operating Information
Occupancy Data	12
Comparable Net Operating Income (NOI)	13
Comparable NOI Detail	14-15
NOI By Product Type	16
NOI By Core Market	17
Reconciliation of NOI to Net Earnings (Loss)	18-19
Results of Operations Discussion	20-22
EBDT Bridge	23
Reconciliation of Net Earnings (Loss) to EBDT	24-25
Schedules of Lease Expirations	26-27
Schedules of Significant Tenants	28-29
Development Pipeline	30-33

Supplemental Financial Information
Projects under Development Debt and Mortgage Financings	34
Scheduled Maturities Table	35-36
Upcoming Maturities Summary	37
Investments in and Advances to Affiliates	38-40
Forest City Rental Properties Corporation
Consolidated Balance Sheet Information	41
Consolidated Earnings Information	42
Real Estate Activity	43-45
Summary of EBDT	46-57
Property Listing	58-68

This Supplemental Package, together with other statements and information publicly disseminated by us, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events and are based on assumptions and expectations that may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. Risk factors discussed in Item 1A of our Form 10-K and other factors that might cause differences, some of which could be material, include, but are not limited to, the impact of current lending and capital market conditions on our liquidity, ability to finance or refinance projects and repay our debt, the impact of the current economic environment on our ownership, development and management of our real estate portfolio, general real estate investment and development risks, liquidity risks we could face if we do not close the transaction with Onexim Group to create a strategic partnership for our Brooklyn Atlantic Yards project, vacancies in our properties, further downturns in the housing market, competition, illiquidity of real estate investments, bankruptcy or defaults of tenants, anchor store consolidations or closings, international activities, the impact of terrorist acts, risks associated with an investment in a professional sports team, our substantial debt leverage and the ability to obtain and service debt, the impact of restrictions imposed by our credit facility and senior debt, exposure to hedging agreements, the level and volatility of interest rates, the continued availability of tax-exempt government financing, the impact of credit rating downgrades, effects of uninsured or underinsured losses, environmental liabilities, conflicts of interest, risks associated with the sale of tax credits, risks associated with developing and managing properties in partnership with others, the ability to maintain effective internal controls, compliance with governmental regulations, increased legislative and regulatory scrutiny of the financial services industry, volatility in the market price of our publicly traded securities, litigation risks, as well as other risks listed from time to time in our reports filed with the Securities and Exchange Commission. We have no obligation to revise or update any forward-looking statements, other than imposed by law, as a result of future events or new information. Readers are cautioned not to place undue reliance on such forward-looking statements.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial and Operating Information
Corporate Overview
We principally engage in the ownership, development, management and acquisition of commercial and residential real estate and land throughout the United States. We operate through three strategic business units and five reportable segments. The Commercial Group, our largest strategic business unit, owns, develops, acquires and operates regional malls, specialty/urban retail centers, office and life science buildings, hotels and mixed-use projects. The Residential Group owns, develops, acquires and operates residential rental properties, including upscale and middle-market apartments and adaptive re-use developments. Additionally, the Residential Group develops for-sale condominium projects and also owns interests in entities that develop and manage military family housing. New York City operations are part of the Commercial Group or Residential Group depending on the nature of the operations. The Land Development Group acquires and sells both land and developed lots to residential, commercial and industrial customers. It also owns and develops land into master-planned communities and mixed-use projects. Real Estate Groups are the combined Commercial, Residential and Land Development Groups. Corporate Activities and the Nets, a member of the National Basketball Association (“NBA”) in which we account for our investment on the equity method of accounting, are other reportable segments of the Company.
We have approximately $11.9 billion of assets in 27 states and the District of Columbia at January 31, 2010. Our core markets include Boston, the state of California, Chicago, Denver, New York City/Philadelphia metropolitan area and the Greater Washington, D.C./Baltimore metropolitan area. As a result of an ongoing effort to increase property concentration in the core markets, these markets now account for approximately 77 percent of the cost of our real estate portfolio at January 31, 2010. We have offices in Albuquerque, Boston, Chicago, Denver, London (England), Los Angeles, New York City, San Francisco, Washington, D.C. and our corporate headquarters in Cleveland, Ohio.
SUPPLEMENTAL FINANCIAL AND OPERATING INFORMATION
We recommend that this supplemental package be read in conjunction with our Form 10-K for the year ended January 31, 2010. Effective February 1, 2009, we were required to adopt new accounting guidance on accounting for convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) and noncontrolling interests in our consolidated financial statements. These new accounting standards required us to adjust the prior year financial statements to show retrospective application upon adoption including classifying noncontrolling interest as a component of total equity. See pages 102 through 104 of our Form 10-K for further discussion.
This supplemental package contains certain measures prepared in accordance with generally accepted accounting principles (“GAAP”) under the full consolidation accounting method and certain measures prepared under the pro-rata consolidation method, a non-GAAP measure. Along with net earnings, we use an additional measure, Earnings Before Depreciation, Amortization and Deferred Taxes (“EBDT”), to report operating results. EBDT is a non-GAAP measure and may not be directly comparable to similarly-titled measures reported by other companies. The non-GAAP financial measures presented under the pro-rata consolidation method, comparable net operating income (“NOI”) and EBDT, provide supplemental information about our operations. Although these measures are not presented in accordance with GAAP, we believe they are necessary to understand our business and operating results, along with net earnings and other GAAP measures. Our investors can use these non-GAAP measures as supplementary information to evaluate our business. Our non-GAAP measures are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP measures.
Consolidation Methods
We present certain financial amounts under the pro-rata consolidation method because we believe this information is useful to investors as this method reflects the manner in which we operate our business. In line with industry practice, we have made a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. Under the pro-rata consolidation method, we generally present our investments proportionate to our economic share of ownership. Under GAAP, the full consolidation method is used to report partnership assets and liabilities consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary of the variable interest entity (“VIE”), even if our ownership is not 100%. We provide reconciliations from the full consolidation method to the pro-rata consolidation method throughout our supplemental package. Please refer to our property listing for the detail of our consolidated and non-consolidated properties on pages 58-68.
EBDT
We believe that EBDT, along with net earnings, provides additional information about our core operations. While property dispositions, acquisitions or other factors can affect net earnings in the short-term, we believe EBDT presents a more consistent view of the overall financial performance of our business from period-to-period. EBDT is used by the chief operating decision maker and management to assess performance and resource allocations by strategic business unit and on a consolidated basis. EBDT is similar to Funds From Operations (“FFO”), a measure of performance used by publicly traded Real Estate Investment Trusts (“REITs”), but may not be directly comparable to similarly titled measures reported by other companies. For additional discussion of EBDT as well as a reconciliation of net earnings (loss) to EBDT see pages 21-25.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial and Operating Information
Supplemental Operating Information
The operating information contained in this document includes: occupancy data, comparable NOI, NOI by product type and core market, reconciliation of NOI to net earnings (loss), results of operations discussion, EBDT bridge, reconciliation of net earnings (loss) to EBDT, retail and office lease expirations, significant retail and office tenants, and our development pipeline. We believe this information will give interested parties a better understanding and more information about our operating performance. The term “comparable,” which is used throughout this document, is generally defined as including properties that were open and operated in both the years ended January 31, 2010 and 2009.
We believe occupancy rates, retail and office lease expirations, base rent, and significant retail and office tenant listings represent meaningful operating statistics about us.
Comparable NOI is useful because it measures the performance of the same properties on a period-to-period basis and, along with EBDT (as discussed beginning on page 21), is used to assess operating performance and resource allocation of our strategic business units. While property dispositions, acquisitions or other factors can impact net earnings in the short term, we believe comparable NOI gives a more consistent view of our overall performance from quarter-to-quarter and year-to-year. A reconciliation of NOI to net earnings (loss), the most comparable financial measure calculated in accordance with GAAP, and reconciliation from NOI to comparable NOI are provided on pages 13-15 of this document, and a reconciliation of NOI to net earnings (loss) for each strategic business unit can be found on pages 46-57.
Corporate Headquarters
Forest City Enterprises, Inc.
Terminal Tower
50 Public Square, Suite 1100
Cleveland, Ohio 44113
Annual Report on Form 10-K
A copy of the Annual Report on Form 10-K for the fiscal year ended January 31, 2010 as filed with the Securities and Exchange Commission can be found on our website under SEC Filings or may be obtained without charge upon written request to:
Thomas T. Kmiecik
Assistant Treasurer
tomkmiecik@forestcity.net
Website
www.forestcity.net
The information contained on this website is not incorporated herein by reference and does not constitute a part of this supplemental package.
Investor Relations
Robert G. O’Brien
Executive Vice President and Chief Financial Officer
Transfer Agent and Registrar
Wells Fargo
Shareowner Services
P.O. Box 64854
St. Paul, MN 55164-9440
(800) 468-9716
www.shareowneronline.com
Stock Exchange Listing
NYSE: FCEA and FCEB
Dividend Reinvestment and Stock Purchase Plan
We offer our shareholders the opportunity to purchase additional shares of common stock through the Forest City Enterprises, Inc. Dividend Reinvestment and Stock Purchase Plan (the “Plan”) at 97% of current market value. You may obtain a copy of the Plan prospectus and an enrollment card by contacting Wells Fargo Shareowner Services at (800) 468-9716 or by visiting www.shareowneronline.com.

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Forest City Enterprises, Inc. and Subsidiaries
Selected Financial Information
As discussed earlier, we present certain financial amounts under the pro-rata consolidation method (a non-GAAP measure). This information is useful to our investors because we believe that it more accurately reflects the manner in which we operate our business. This is because, in line with industry practice, we have a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. The tables below present amounts for both full consolidation, a GAAP measure, and pro-rata consolidation, providing a reconciliation of the difference between the two methods. Under the pro-rata consolidation method, we present our partnership investments proportionate to our share of ownership for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary for our investments in a VIE. Partnership assets and liabilities are reported on the equity or cost method of accounting if we do not have control, or, in the case of investments in VIEs, we are not deemed the primary beneficiary.
Consolidated Balance Sheet Information – January 31, 2010 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)

	(in thousands)
Assets
Real Estate
Completed rental properties
Residential	$1,740,394	$41,236	$688,409	$2,387,567
Commercial
Retail centers	3,359,953	120,351	472,914	3,712,516
Office and other buildings	3,369,719	129,484	207,127	3,447,362
Corporate and other equipment	9,736	-	1	9,737

Total Completed rental properties	8,479,802	291,071	1,368,451	9,557,182
Projects under development
Under construction
Residential	787,203	176,467	8,307	619,043
Commercial
Retail centers	782,902	67,826	203,009	918,085
Office and other buildings (1)	263,457	132,156	66,059	197,360

Subtotal Under construction	1,833,562	376,449	277,375	1,734,488
Under development
Residential	120,715	-	7,965	128,680
Commercial
Retail centers	21,016	101	10,868	31,783
Office and other buildings (1)	665,877	223,569	9,212	451,520

Subtotal Under development	807,608	223,670	28,045	611,983

Total Projects under development	2,641,170	600,119	305,420	2,346,471
Land held for development or sale	219,807	11,674	116,863	324,996

Total Real Estate	11,340,779	902,864	1,790,734	12,228,649
Less accumulated depreciation	(1,593,658)	(57,756)	(326,169)	(1,862,071)

Real Estate, net	9,747,121	845,108	1,464,565	10,366,578

Cash and equivalents	251,405	6,681	30,280	275,004
Restricted cash	427,921	90,951	68,406	405,376
Notes and accounts receivable, net	388,536	22,173	71,203	437,566
Investments in and advances to affiliates	265,343	(159,978)	(65,246)	360,075
Lease and mortgage procurement costs, net	413,421	32,271	24,868	406,018
Prepaid expenses and other deferred costs, net	279,735	38,705	46,138	287,168
Intangible assets, net	143,229	-	1,310	144,539

Total Assets	$11,916,711	$875,911	$1,641,524	$12,682,324

Forest City Enterprises, Inc. and Subsidiaries
Selected Financial Information
Consolidated Balance Sheet Information – January 31, 2010 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)

	(in thousands)
Liabilities and Equity
Liabilities
Mortgage debt, nonrecourse
Completed rental properties
Residential	$1,165,786	$33,596	$552,316	$1,684,506
Commercial
Retail centers	2,508,274	117,639	434,182	2,824,817
Office and other buildings	2,472,683	99,432	145,225	2,518,476

Total Completed rental properties	6,146,743	250,667	1,131,723	7,027,799
Projects under development
Under construction
Residential	443,459	134,353	35,242	344,348
Commercial
Retail centers	440,450	40,090	121,160	521,520
Office and other buildings (1)	183,742	101,058	1,574	84,258

Subtotal Under construction	1,067,651	275,501	157,976	950,126
Under development
Residential	-	-	-	-
Commercial
Retail centers	-	-	-	-
Office and other buildings (1)	195,849	78,713	2,887	120,023

Subtotal Under development	195,849	78,713	2,887	120,023

Total Projects under development	1,263,500	354,214	160,863	1,070,149
Land held for development or sale	64,027	4,348	52,621	112,300

Total Mortgage debt, nonrecourse	7,474,270	609,229	1,345,207	8,210,248
Notes payable	158,798	13,380	128,740	274,158
Bank revolving credit facility	83,516	-	-	83,516
Senior and subordinated debt	1,076,424	-	-	1,076,424
Construction payables	209,301	26,481	16,746	199,566
Accounts payable and accrued expenses	972,192	57,461	151,664	1,066,395
Deferred income taxes	437,370	-	-	437,370

Total Liabilities	10,411,871	706,551	1,642,357	11,347,677

Equity
Shareholders’ Equity
Shareholders’ equity before accumulated other comprehensive loss	1,235,892	-	-	1,235,892
Accumulated other comprehensive loss	(87,266)	-	-	(87,266)

Total Shareholders’ Equity	1,148,626	-	-	1,148,626

Noncontrolling interest	356,214	169,360	(833)	186,021

Total Equity	1,504,840	169,360	(833)	1,334,647

Total Liabilities and Equity	$11,916,711	$875,911	$1,641,524	$12,682,324

(1)	Barclays Center and the mixed-use Atlantic Yards projects are presented in “Office and other buildings.”

Forest City Enterprises, Inc. and Subsidiaries
Selected Financial Information
Consolidated Balance Sheet Information – January 31, 2009 (Unaudited)

	Full		Plus	Pro-Rata
	Consolidation	Less	Unconsolidated	Consolidation
	(GAAP)	Noncontrolling	Investments at	(Non-GAAP)
	(As Adjusted)	Interest	Pro-Rata	(As Adjusted)

	(in thousands)
Assets
Real Estate
Completed rental properties
Residential	$1,701,737	$37,677	$781,758	$2,445,818
Commercial
Retail centers	3,242,908	84,003	418,820	3,577,725
Office and other buildings	3,256,301	116,427	190,506	3,330,380
Corporate and other equipment	11,198	-	1	11,199

Total Completed rental properties	8,212,144	238,107	1,391,085	9,365,122

Projects under development
Under construction
Residential	512,859	110,944	53,129	455,044
Commercial
Retail centers	653,508	43,721	203,931	813,718
Office and other buildings	210,569	77,144	24,704	158,129

Subtotal Under construction	1,376,936	231,809	281,764	1,426,891
Under development
Residential	144,989	-	8,133	153,122
Commercial
Retail centers	37,712	101	10,825	48,436
Office and other buildings (1)	681,579	235,722	53,921	499,778

Subtotal Under development	864,280	235,823	72,879	701,336

Total Projects under development	2,241,216	467,632	354,643	2,128,227
Land held for development or sale	195,213	19,629	122,377	297,961

Total Real Estate	10,648,573	725,368	1,868,105	11,791,310
Less accumulated depreciation	(1,419,271)	(47,555)	(332,619)	(1,704,335)

Real Estate, net	9,229,302	677,813	1,535,486	10,086,975

Cash and equivalents	267,305	5,111	11,858	274,052
Restricted cash	291,224	31,529	115,863	375,558
Notes and accounts receivable, net	427,410	14,767	65,488	478,131
Investments in and advances to affiliates	228,995	(95,740)	(60,221)	264,514
Lease and mortgage procurement costs, net	435,152	23,587	24,612	436,177
Prepaid expenses and other deferred costs, net	345,319	39,435	52,773	358,657
Intangible assets, net	155,800	-	348	156,148

Total Assets	$11,380,507	$696,502	$1,746,207	$12,430,212

Forest City Enterprises, Inc. and Subsidiaries
Selected Financial Information
Consolidated Balance Sheet Information – January 31, 2009 (Unaudited)

	Full		Plus	Pro-Rata
	Consolidation	Less	Unconsolidated	Consolidation
	(GAAP)	Noncontrolling	Investments at	(Non-GAAP)
	(As Adjusted)	Interest	Pro-Rata	(As Adjusted)

	(in thousands)
Liabilities and Equity
Liabilities
Mortgage debt, nonrecourse
Completed rental properties
Residential	$1,078,486	$30,524	$618,829	$1,666,791
Commercial
Retail centers	2,532,986	83,953	437,451	2,886,484
Office and other buildings	2,474,846	100,560	116,964	2,491,250

Total Completed rental properties	6,086,318	215,037	1,173,244	7,044,525

Projects under development
Under construction
Residential	264,250	61,986	103,574	305,838
Commercial
Retail centers	337,218	22,446	99,684	414,456
Office and other buildings	72,608	36,304	15,623	51,927

Subtotal Under construction	674,076	120,736	218,881	772,221
Under development
Residential	-	-	-	-
Commercial
Retail centers	-	-	-	-
Office and other buildings (1)	227,217	91,727	22,398	157,888

Subtotal Under development	227,217	91,727	22,398	157,888

Total Projects under development	901,293	212,463	241,279	930,109
Land held for development or sale	90,779	11,519	60,491	139,751

Total Mortgage debt, nonrecourse	7,078,390	439,019	1,475,014	8,114,385
Notes payable	181,919	12,794	90,013	259,138
Bank revolving credit facility	365,500	-	-	365,500
Senior and subordinated debt	846,064	-	-	846,064
Construction payables	309,272	32,987	29,787	306,072
Accounts payable and accrued expenses	967,927	60,676	152,174	1,059,425
Deferred income taxes	455,336	-	-	455,336

Total Liabilities	10,204,408	545,476	1,746,988	11,405,920
Equity
Shareholders’ Equity
Shareholders’ equity before accumulated other comprehensive loss	945,792	-	-	945,792
Accumulated other comprehensive loss	(107,521)	-	-	(107,521)

Total Shareholders’ Equity	838,271	-	-	838,271

Noncontrolling interest	337,828	151,026	(781)	186,021

Total Equity	1,176,099	151,026	(781)	1,024,292

Total Liabilities and Equity	$11,380,507	$696,502	$1,746,207	$12,430,212

(1)	Barclays Center and the mixed-use Atlantic Yards projects are presented in “Office and other buildings.”

Forest City Enterprises, Inc. and Subsidiaries
Selected Financial Information
Consolidated Earnings Information – Three Months Ended January 31, 2010 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

	(in thousands)

Revenues from real estate operations	$324,333	$12,731	$92,375	$-	$403,977

Expenses
Operating expenses	184,571	6,591	71,105	-	249,085
Depreciation and amortization	67,749	1,862	15,237	-	81,124
Impairment of real estate	23,402	-	1,693	-	25,095

	275,722	8,453	88,035	-	355,304

Interest expense	(91,836)	(3,929)	(16,955)	-	(104,862)
Amortization of mortgage procurement costs	(3,329)	(118)	(800)	-	(4,011)
Loss on early extinguishment of debt	(1,396)	-	(954)	-	(2,350)

Interest and other income	30,081	175	(556)	-	29,350
Gain on disposition of rental properties and other investments	-	-	45,263	1,172	46,435

Earnings (loss) before income taxes	(17,869)	406	30,338	1,172	13,235

Income tax expense (benefit)
Current	14,953	-	-	-	14,953
Deferred	(8,629)	-	-	454	(8,175)

	6,324	-	-	454	6,778

Equity in earnings (loss), including impairment of unconsolidated entities	30,087	5	(30,338)	-	(256)

Earnings from continuing operations	5,894	411	-	718	6,201

Discontinued operations, net of tax:
Gain on disposition of Lumber Group	718	-	-	(718)	-

Net earnings	6,612	411	-	-	6,201
Net earnings attributable to noncontrolling interest	(411)	(411)	-	-	-

Net earnings attributable to Forest City Enterprises, Inc.	$6,201	$-	$-	$-	$6,201

Forest City Enterprises, Inc. and Subsidiaries
Selected Financial Information
Consolidated Earnings Information – Year Ended January 31, 2010 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

	(in thousands)

Revenues from real estate operations	$1,257,222	$50,739	$355,195	$5,476	$1,567,154

Expenses
Operating expenses	716,571	24,169	259,085	430	951,917
Depreciation and amortization	267,408	5,274	58,799	1,347	322,280
Impairment of real estate	26,526	-	36,356	9,775	72,657

	1,010,505	29,443	354,240	11,552	1,346,854

Interest expense	(350,270)	(14,761)	(66,850)	(2,184)	(404,543)
Amortization of mortgage procurement costs	(13,974)	(567)	(2,689)	(50)	(16,146)
Gain on early extinguishment of debt	36,569	-	744	-	37,313

Interest and other income	54,005	718	2,310	-	55,597
Gain on disposition of rental properties and other investments	-	-	49,761	5,720	55,481

Earnings (loss) before income taxes	(26,953)	6,686	(15,769)	(2,590)	(51,998)

Income tax expense (benefit)
Current	5,416	-	-	848	6,264
Deferred	(24,966)	-	-	(1,853)	(26,819)

	(19,550)	-	-	(1,005)	(20,555)

Equity in earnings (loss), including impairment of unconsolidated entities	(15,053)	(76)	15,769	-	792

Earnings (loss) from continuing operations	(22,456)	6,610	-	(1,585)	(30,651)

Discontinued operations, net of tax:
Operating loss from rental properties	897	-	-	(897)	-
Impairment of real estate	(5,984)	-	-	5,984	-
Gain on disposition of rental properties	2,784	-	-	(2,784)	-
Gain on disposition of Lumber Group	718	-	-	(718)	-

	(1,585)	-	-	1,585	-

Net earnings (loss)	(24,041)	6,610	-	-	(30,651)
Net earnings attributable to noncontrolling interest	(6,610)	(6,610)	-	-	-

Net loss attributable to Forest City Enterprises, Inc.	$(30,651)	$-	$-	$-	$(30,651)

Forest City Enterprises, Inc. and Subsidiaries
Selected Financial Information
Consolidated Earnings Information – Three Months Ended January 31, 2009 (Unaudited)

	Full		Plus		Pro-Rata
	Consolidation	Less	Unconsolidated	Plus	Consolidation
	(GAAP)	Noncontrolling	Investments at	Discontinued	(Non-GAAP)
	(As Adjusted)	Interest	Pro-Rata	Operations	(As Adjusted)

	(in thousands)

Revenues from real estate operations	$320,574	$8,437	$93,153	$4,051	$409,341

Expenses
Operating expenses	187,492	3,093	60,698	795	245,892
Depreciation and amortization	68,175	787	16,429	1,031	84,848
Impairment of real estate	1,262	-	15,259	-	16,521

	256,929	3,880	92,386	1,826	347,261

Interest expense	(104,888)	(1,265)	(17,350)	(1,489)	(122,462)
Amortization of mortgage procurement costs	(3,306)	(119)	(565)	(79)	(3,831)
Loss on early extinguishment of debt	(620)	-	-	-	(620)

Interest and other income	14,430	387	1,442	-	15,485
Gain on disposition of rental properties and other investments	-	-	(731)	5,778	5,047

Earnings (loss) before income taxes	(30,739)	3,560	(16,437)	6,435	(44,301)

Income tax expense (benefit)
Current	(12,543)	-	-	20,675	8,132
Deferred	10,806	-	-	(18,189)	(7,383)

	(1,737)	-	-	2,486	749

Equity in earnings (loss), including impairment of unconsolidated entities	(16,798)	(67)	16,437	-	(294)

Earnings (loss) from continuing operations	(45,800)	3,493	-	3,949	(45,344)

Discontinued operations, net of tax:
Operating earnings from rental properties	404	-	-	(404)	-
Gain on disposition of rental properties	2,865	-	-	(2,865)	-
Gain on disposition of Lumber Group	680	-	-	(680)	-

	3,949	-	-	(3,949)	-

Net earnings (loss)	(41,851)	3,493	-	-	(45,344)
Net earnings attributable to noncontrolling interest	(3,493)	(3,493)	-	-	-

Net loss attributable to Forest City Enterprises, Inc.	$(45,344)	$-	$-	$-	$(45,344)

Forest City Enterprises, Inc. and Subsidiaries
Selected Financial Information
Consolidated Earnings Information – Year Ended January 31, 2009 (Unaudited)

	Full		Plus		Pro-Rata
	Consolidation	Less	Unconsolidated	Plus	Consolidation
	(GAAP)	Noncontrolling	Investments at	Discontinued	(Non-GAAP)
	(As Adjusted)	Interest	Pro-Rata	Operations	(As Adjusted)

	(in thousands)

Revenues from real estate operations	$1,280,570	$56,132	$380,297	$17,176	$1,621,911

Expenses
Operating expenses	780,798	28,651	272,305	2,399	1,026,851
Depreciation and amortization	266,785	3,142	56,361	4,942	324,946
Impairment of real estate	1,262	-	21,285	-	22,547

	1,048,845	31,793	349,951	7,341	1,374,344

Interest expense	(364,338)	(11,624)	(69,757)	(7,210)	(429,681)
Amortization of mortgage procurement costs	(12,029)	(502)	(2,064)	(418)	(14,009)
Loss on early extinguishment of debt	(2,159)	(119)	(51)	-	(2,091)

Interest and other income	42,417	1,807	5,127	125	45,862
Gain on disposition of rental properties and other investments	150	-	142	14,405	14,697

Earnings (loss) before income taxes	(104,234)	13,901	(36,257)	16,737	(137,655)

Income tax expense (benefit)
Current	(27,587)	-	-	20,039	(7,548)
Deferred	(2,532)	-	-	(13,572)	(16,104)

	(30,119)	-	-	6,467	(23,652)

Equity in earnings (loss), including impairment of unconsolidated entities	(35,585)	(84)	36,257	-	756

Earnings (loss) from continuing operations	(109,700)	13,817	-	10,270	(113,247)

Discontinued operations, net of tax:
Operating earnings from rental properties	1,431	-	-	(1,431)	-
Gain on disposition of rental properties	8,159	-	-	(8,159)	-
Gain on disposition of Lumber Group	680	-	-	(680)	-

	10,270	-	-	(10,270)	-

Net earnings (loss)	(99,430)	13,817	-	-	(113,247)
Net earnings attributable to noncontrolling interest	(13,817)	(13,817)	-	-	-

Net loss attributable to Forest City Enterprises, Inc.	$(113,247)	$-	$-	$-	$(113,247)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Occupancy Data - January 31, 2010 and 2009
Retail and office occupancy as of January 31, 2010 and 2009 is based on square feet leased at the end of the fiscal quarter. Average Occupancy Year-to-Date as of January 31, 2010 and 2009 for retail and office is calculated by dividing the sum of leased square feet at the beginning and end of the period by two. Residential occupancy as of January 31, 2010 and 2009 represents total units occupied divided by total units available. Average Occupancy as of January 31, 2010 and 2009 for residential is calculated by dividing gross potential rent less vacancy by gross potential rent. Average Daily Rate (“ADR”) is calculated by dividing revenue by the number of rooms sold for the years ended January 31, 2010 and 2009.
We analyze our occupancy percentages by each of our major product lines as follows:

		Average		Average
	Occupancy	Occupancy	Occupancy	Occupancy
	As of	Year-to-Date	As of	Year-to-Date
	January 31, 2010	January 31, 2010	January 31, 2009	January 31, 2009

Retail
Comparable	90.1%	89.9%	89.7%	91.4%
Total	88.8%	88.6%	88.5%	90.4%
Office
Comparable	90.3%	90.1%	89.9%	90.0%
Total	89.7%	89.5%	89.6%	89.6%
Residential (1)
Comparable	93.7%	92.2%	92.4%	93.1%
Total	92.3%	87.8%	89.5%	88.8%
Hotels
Comparable and Total		69.1%		68.8%
Comparable ADR and Total ADR		$140.01		$146.26

The table below provides occupancy as reported in previous quarters. Each quarter’s comparable percentage represents the comparable properties in that period, as these change from period to period.

Occupancy Recap of Quarterly Supplemental Packages

	Occupancy As of					Average Occupancy Year-to-Date
	January 31,	October 31,	July 31,	April 30,	January 31,	January 31,	October 31,	July 31,	April 30,	January 31,
	2010	2009	2009	2009	2009	2010	2009	2009	2009	2009

Retail
Comparable	90.1%	90.1%	89.8%	90.0%	90.4%	89.9%	90.0%	89.9%	90.1%	92.0%
Total	88.8%	88.4%	88.1%	87.7%	88.5%	88.6%	88.4%	88.3%	88.1%	90.4%
Office
Comparable	90.3%	89.4%	89.4%	90.3%	90.8%	90.1%	89.7%	89.3%	90.4%	90.5%
Total	89.7%	88.9%	89.4%	89.3%	89.6%	89.5%	89.1%	89.4%	89.3%	89.6%
Residential (1)
Comparable	93.7%	92.6%	91.6%	91.5%	92.5%	92.2%	90.4%	90.1%	90.1%	92.2%
Total	92.3%	91.1%	89.7%	88.8%	89.5%	87.8%	86.5%	85.8%	85.5%	88.8%
Hotels
Comparable and Total						69.1%	68.5%	64.3%	56.2%	68.8%
Comparable ADR and Total ADR						$140.01	$139.56	$137.56	$135.09	$146.26

(1)	Excludes military housing units.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
We use NOI, along with EBDT as discussed on page 2, to assess operating performance. Comparable NOI is defined as NOI from properties opened and operated in both three months and years ended January 31, 2010 and 2009. The schedules below present Pro-Rata Comparable NOI for the three months and year ended January 31, 2010. The following schedules on pages 14-15 present comparable NOI for each of our major product lines, as well as strategic business units under which these product lines operate. A reconciliation of NOI to the most comparable GAAP measure, net earnings (loss), is presented on pages 18-19. A reconciliation of NOI to net earnings (loss) for each strategic business unit can be found on pages 46-57.
Comparable Net Operating Income (NOI) (% change over same period prior year)

	Three Months Ended	Year Ended
	January 31, 2010	January 31, 2010

Retail	(3.9%)	(3.9%)

Office	4.3%	5.4%

Hotel	(1.1%)	(9.9%)

Residential	(2.7%)	(2.8%)

Total	(0.5%)	(0.8%)
The tables below provide Comparable Net Operating Income (NOI) as reported in previous quarters. GAAP reconciliations for previous quarters can be found in prior supplemental packages.

Quarterly Historical Trends

	Three Months Ended,
	January 31, 2010	October 31, 2009	July 31, 2009	April 30, 2009	January 31, 2009

Retail	(3.9%)	(1.7%)	(4.3%)	(1.0%)	(5.3%)

Office	4.3%	5.6%	7.1%	4.4%	2.9%

Hotel	(1.1%)	6.2%	(24.8%)	(25.5%)	(16.5%)

Residential	(2.7%)	(3.9%)	(4.2%)	(1.8%)	(2.1%)

Total	(0.5%)	0.8%	(1.4%)	0.3%	(2.3%)
Annual Historical Trends

	Years Ended,
	January 31, 2010	January 31, 2009	January 31, 2008

Retail	(3.9%)	0.3%	6.9%

Office	5.4%	1.2%	2.1%

Hotel	(9.9%)	(4.9%)	4.9%

Residential	(2.8%)	0.2%	4.2%

Total	(0.8%)	0.4%	4.6%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

	Net Operating Income (dollars in thousands)
	Three Months Ended January 31, 2010					Three Months Ended January 31, 2009						% Change
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	(Non-GAAP)

Commercial Group
Retail
Comparable	$58,311	$2,559	$5,463	$-	$61,215	$60,271	$2,091	$5,531	$-	$63,711	(3.3%)	(3.9%)

Total	62,172	2,678	5,581	-	65,075	64,696	3,182	5,579	560	67,653

Office Buildings
Comparable	62,600	2,692	2,026	-	61,934	58,803	2,441	2,999	-	59,361	6.5%	4.3%

Total	65,240	2,649	2,070	-	64,661	62,786	738	2,999	-	65,047

Hotels
Comparable	2,704	-	-	-	2,704	2,734	-	-	-	2,734	(1.1%)	(1.1%)

Total	2,704	-	-	-	2,704	2,734	-	-	-	2,734

Earnings from Commercial
Land Sales	(144)	-	-	-	(144)	11,318	6	-	-	11,312
Other (1)	3,469	315	(1,052)	-	2,102	(9,495)	104	(261)	-	(9,860)

Total Commercial Group
Comparable	123,615	5,251	7,489	-	125,853	121,808	4,532	8,530	-	125,806	1.5%	0.0%

Total	133,441	5,642	6,599	-	134,398	132,039	4,030	8,317	560	136,886

Residential Group
Apartments
Comparable	25,716	714	6,575	-	31,577	27,087	707	6,064	-	32,444	(5.1%)	(2.7%)

Total	37,977	880	8,706	-	45,803	28,451	934	8,531	2,690	38,738

Military Housing
Comparable (2)	-	-	-	-	-	-	-	-	-	-

Total	8,522	(451)	311	-	9,284	10,520	(134)	196	-	10,850

Other (1)	6,250	5	-	-	6,245	3,034	83	-	-	2,951

Total Residential Group
Comparable	25,716	714	6,575	-	31,577	27,087	707	6,064	-	32,444	(5.1%)	(2.7%)

Total	52,749	434	9,017	-	61,332	42,005	883	8,727	2,690	52,539

Total Rental Properties
Comparable	149,331	5,965	14,064	-	157,430	148,895	5,239	14,594	-	158,250	0.3%	(0.5%)

Total	186,190	6,076	15,616	-	195,730	174,044	4,913	17,044	3,250	189,425

Land Development Group	365	244	(323)	-	(202)	8,001	751	171	-	7,421
The Nets	(13,648)	-	2,616	-	(11,032)	(9,109)	-	866	-	(8,243)

Corporate Activities	(9,466)	-	-	-	(9,466)	(14,438)	-	-	-	(14,438)

Grand Total	$163,441	$6,320	$17,909	$-	$175,030	$158,498	$5,664	$18,081	$3,250	$174,165

(1)	Includes write-offs of abandoned development projects, non-capitalizable development costs and unallocated management and service company overhead, net of historic and new market tax credit income. Write-offs of abandoned development projects were $5,490 and $10,760 at both full and pro-rata consolidation for the three months ended January 31, 2010 and 2009, respectively.

(2)	Comparable NOI for Military Housing commences once the operating projects complete initial development phase.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

	Net Operating Income (dollars in thousands)
	Year Ended January 31, 2010					Year Ended January 31, 2009					% Change
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	(Non-GAAP)

Commercial Group
Retail
Comparable	$227,183	$11,292	$22,055	$-	$237,946	$237,608	$11,966	$22,052	$-	$247,694	(4.4%)	(3.9%)

Total	251,960	11,440	22,350	481	263,351	248,737	12,511	22,298	2,433	260,957

Office Buildings
Comparable	202,343	9,967	9,064	-	201,440	190,156	9,609	10,570	-	191,117	6.4%	5.4%

Total	255,825	10,486	9,292	-	254,631	251,653	7,384	10,677	-	254,946

Hotels
Comparable	13,507	-	-	-	13,507	14,990	-	-	-	14,990	(9.9%)	(9.9%)

Total	13,507	-	-	-	13,507	14,990	-	-	-	14,990

Earnings from Commercial
Land Sales	5,416	476	-	-	4,940	19,713	2,410	-	-	17,303

Other (1)	(7,861)	817	(2,561)	-	(11,239)	(45,774)	(51)	(1,826)	-	(47,549)

Total Commercial Group
Comparable	443,033	21,259	31,119	-	452,893	442,754	21,575	32,622	-	453,801	0.1%	(0.2%)

Total	518,847	23,219	29,081	481	525,190	489,319	22,254	31,149	2,433	500,647

Residential Group
Apartments
Comparable	105,952	2,786	21,281	-	124,447	107,965	2,895	22,974	-	128,044	(1.9%)	(2.8%)

Total	129,632	3,781	29,842	4,553	160,246	117,351	3,107	32,013	12,316	158,573

Military Housing
Comparable (2)	-	-	-	-	-	-	-	-	-	-

Total	37,424	(303)	1,044	-	38,771	51,269	3,794	974	-	48,449

Other (1)	(15,277)	94	-	-	(15,371)	(20,013)	228	-	-	(20,241)

Total Residential Group
Comparable	105,952	2,786	21,281	-	124,447	107,965	2,895	22,974	-	128,044	(1.9%)	(2.8%)

Total	151,779	3,572	30,886	4,553	183,646	148,607	7,129	32,987	12,316	186,781

Total Rental Properties
Comparable	548,985	24,045	52,400	-	577,340	550,719	24,470	55,596	-	581,845	(0.3%)	(0.8%)

Total	670,626	26,791	59,967	5,034	708,836	637,926	29,383	64,136	14,749	687,428

Land Development Group (3)	2,007	421	(1,925)	-	(339)	2,914	(179)	538	-	3,631

The Nets	(43,489)	-	8,064	-	(35,425)	(40,989)	-	6,073	-	(34,916)

Corporate Activities	(41,321)	-	-	-	(41,321)	(45,712)	-	-	-	(45,712)

Grand Total	$587,823	$27,212	$66,106	$5,034	$631,751	$554,139	$29,204	$70,747	$14,749	$610,431

(1)
Includes write-offs of abandoned development projects, non-capitalizable development costs and unallocated management and service company overhead, net of historic and new market tax credit income. Write-offs of abandoned development projects were $26,888 and $52,211 at full consolidation ($26,888 and $49,966 at pro-rata consolidation) for the year ended January 31, 2010 and 2009, respectively.

(2)	Comparable NOI for Military Housing commences once the operating projects complete initial development phase.

(3)	Includes reduction in fair value of the DURA purchase obligation and fee in 2008 of $12,434,000.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Net Operating Income by Product Type
Pro-Rata Consolidation (dollars in thousands)

Year Ended January 31, 2010

NOI by Product Type:	$735,107
Other (1)	(26,610)
The Nets	(35,425)
Corporate Activities	(41,321)

Grand Total NOI	$631,751

Year Ended January 31, 2009

NOI by Product Type:	$758,849
Other (1)	(67,790)
The Nets	(34,916)
Corporate Activities	(45,712)

Grand Total NOI	$610,431

(1)
Other includes write-offs of abandoned development projects, non-capitalizable development costs and unallocated management and service company overhead, net of historic and new market tax credit income.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Net Operating Income by Core Market
Pro-Rata Consolidation (dollars in thousands)

Year Ended January 31, 2010

NOI by Core Market:	$735,107
Other (1)	(26,610)
The Nets	(35,425)
Corporate Activities	(41,321)

Grand Total NOI	$631,751

Year Ended January 31, 2009

NOI by Core Market:	$758,849
Other (1)	(67,790)
The Nets	(34,916)
Corporate Activities	(45,712)

Grand Total NOI	$610,431

(1)
Other includes write-offs of abandoned development projects, non-capitalizable development costs and unallocated management and service company overhead, net of historic and new market tax credit income.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Reconciliation of Net Operating Income (non-GAAP) to Net Earnings (Loss) (GAAP) (in thousands)

	Three Months Ended January 31, 2010					Three Months Ended January 31, 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$324,333	$12,731	$92,375	$-	$403,977	$320,574	$8,437	$93,153	$4,051	$409,341
Exclude straight-line rent adjustment (1)	(5,283)	-	-	-	(5,283)	1,482	-	-	(6)	1,476

Adjusted revenues	319,050	12,731	92,375	-	398,694	322,056	8,437	93,153	4,045	410,817

Add interest and other income	30,081	175	(556)	-	29,350	14,430	387	1,442	-	15,485
Add equity in earnings (loss), including impairment of unconsolidated entities	30,087	5	(30,338)	-	(256)	(16,798)	(67)	16,437	-	(294)
Exclude gain on disposition of unconsolidated entities	(45,263)	-	45,263	-	-	-	-	-	-	-
Exclude impairment of unconsolidated entities	1,693	-	(1,693)	-	-	15,259	-	(15,259)	-	-
Exclude depreciation and amortization of unconsolidated entities (see below)	13,293	-	(13,293)	-	-	11,066	-	(11,066)	-	-

Adjusted total income	348,941	12,911	91,758	-	427,788	346,013	8,757	84,707	4,045	426,008

Operating expenses	184,571	6,591	71,105	-	249,085	187,492	3,093	60,698	795	245,892
Add back non-Real Estate depreciation and amortization (b)	3,108	-	2,583	-	5,691	3,416	-	5,876	-	9,292
Add back amortization of mortgage procurement costs for non-Real Estate Groups (d)	-	-	161	-	161	-	-	52	-	52
Exclude straight-line rent adjustment (2)	(1,594)	-	-	-	(1,594)	(2,808)	-	-	-	(2,808)
Exclude preference payment	(585)	-	-	-	(585)	(585)	-	-	-	(585)

Adjusted operating expenses	185,500	6,591	73,849	-	252,758	187,515	3,093	66,626	795	251,843

Net Operating Income	163,441	6,320	17,909	-	175,030	158,498	5,664	18,081	3,250	174,165

Interest expense	(91,836)	(3,929)	(16,955)	-	(104,862)	(104,888)	(1,265)	(17,350)	(1,489)	(122,462)

Loss on early extinguishment of debt	(1,396)	-	(954)	-	(2,350)	(620)	-	-	-	(620)

Equity in earnings (loss), including impairment of unconsolidated entities	(30,087)	(5)	30,338	-	256	16,798	67	(16,437)	-	294

Gain on disposition of unconsolidated entities	45,263	-	-	-	45,263	-	-	-	-	-

Impairment of unconcolidated entities	(1,693)	-	-	-	(1,693)	(15,259)	-	-	-	(15,259)

Depreciation and amortization of unconsolidated entities (see above)	(13,293)	-	13,293	-	-	(11,066)	-	11,066	-	-

Gain on disposition of rental properties and other investments	-	-	-	1,172	1,172	-	-	-	5,778	5,778

Preferred return on dispositon	-	-	-	-	-	-	-	(731)	-	(731)

Impairment of real estate	(23,402)	-	-	-	(23,402)	(1,262)	-	-	-	(1,262)

Depreciation and amortization - Real Estate Groups (a)	(64,641)	(1,862)	(12,654)	-	(75,433)	(64,759)	(787)	(10,553)	(1,031)	(75,556)

Amortization of mortgage procurement costs - Real Estate Groups (c)	(3,329)	(118)	(639)	-	(3,850)	(3,306)	(119)	(513)	(79)	(3,779)

Straight-line rent adjustment (1) + (2)	3,689	-	-	-	3,689	(4,290)	-	-	6	(4,284)

Preference payment	(585)	-	-	-	(585)	(585)	-	-	-	(585)

Earnings (loss) before income taxes	(17,869)	406	30,338	1,172	13,235	(30,739)	3,560	(16,437)	6,435	(44,301)

Income tax provision	(6,324)	-	-	(454)	(6,778)	1,737	-	-	(2,486)	(749)
Equity in earnings (loss), including impairment of unconsolidated entities	30,087	5	(30,338)	-	(256)	(16,798)	(67)	16,437	-	(294)

Earnings (loss) from continuing operations	5,894	411	-	718	6,201	(45,800)	3,493	-	3,949	(45,344)

Discontinued operations, net of tax	718	-	-	(718)	-	3,949	-	-	(3,949)	-

Net earnings (loss)	6,612	411	-	-	6,201	(41,851)	3,493	-	-	(45,344)

Net earnings attributable to noncontrolling interest	(411)	(411)	-	-	-	(3,493)	(3,493)	-	-	-

Net earnings (loss) attributable to Forest City Enterpirses, Inc.	$6,201	$-	$-	$-	$6,201	$(45,344)	$-	$-	$-	$(45,344)

(a) Depreciation and amortization - Real Estate Groups	$64,641	$1,862	$12,654	$-	$75,433	$64,759	$787	$10,553	$1,031	$75,556
(b) Depreciation and amortization - Non-Real Estate	3,108	-	2,583	-	5,691	3,416	-	5,876	-	9,292

Total depreciation and amortization	$67,749	$1,862	$15,237	$-	$81,124	$68,175	$787	$16,429	$1,031	$84,848

(c) Amortization of mortgage procurement costs - Real Estate Groups	$3,329	$118	$639	$-	$3,850	$3,306	$119	$513	$79	$3,779
(d) Amortization of mortgage procurement costs - Non-Real Estate	-	-	161	-	161	-	-	52	-	52

Total amortization of mortgage procurement costs	$3,329	$118	$800	$-	$4,011	$3,306	$119	$565	$79	$3,831

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Reconciliation of Net Operating Income (non-GAAP) to Net Earnings (Loss) (GAAP) (in thousands) (continued)

	Year Ended January 31, 2010					Year Ended January 31, 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$1,257,222	$50,739	$355,195	$5,476	$1,567,154	$1,280,570	$56,132	$380,297	$17,176	$1,621,911
Exclude straight-line rent adjustment (1)	(19,681)	-	-	(12)	(19,693)	(6,573)	-	-	(153)	(6,726)

Adjusted revenues	1,237,541	50,739	355,195	5,464	1,547,461	1,273,997	56,132	380,297	17,023	1,615,185

Add interest and other income	54,005	718	2,310	-	55,597	42,417	1,807	5,127	125	45,862
Add equity in earnings (loss), including impairment of unconsolidated entities	(15,053)	(76)	15,769	-	792	(35,585)	(84)	36,257	-	756
Exclude gain on disposition of unconsolidated entities	(49,761)	-	49,761	-	-	(1,081)	-	1,081	-	-
Exclude impairment of unconsolidated entities	36,356	-	(36,356)	-	-	21,285	-	(21,285)	-	-
Exclude depreciation and amortization of unconsolidated entities (see below)	45,994	-	(45,994)	-	-	37,563	-	(37,563)	-	-

Adjusted total income	1,309,082	51,381	340,685	5,464	1,603,850	1,338,596	57,855	363,914	17,148	1,661,803

Operating expenses	716,571	24,169	259,085	430	951,917	780,798	28,651	272,305	2,399	1,026,851
Add back non-Real Estate depreciation and amortization (b)	13,480	-	14,931	-	28,411	13,356	-	20,641	-	33,997
Add back amortization of mortgage procurement costs for non-Real Estate Groups (d)	-	-	563	-	563	-	-	221	-	221
Exclude straight-line rent adjustment (2)	(6,451)	-	-	-	(6,451)	(6,368)	-	-	-	(6,368)
Exclude preference payment	(2,341)	-	-	-	(2,341)	(3,329)	-	-	-	(3,329)

Adjusted operating expenses	721,259	24,169	274,579	430	972,099	784,457	28,651	293,167	2,399	1,051,372

Net Operating Income	587,823	27,212	66,106	5,034	631,751	554,139	29,204	70,747	14,749	610,431

Interest expense	(350,270)	(14,761)	(66,850)	(2,184)	(404,543)	(364,338)	(11,624)	(69,757)	(7,210)	(429,681)

Gain (loss) on early extinguishment of debt	36,569	-	744	-	37,313	(2,159)	(119)	(51)	-	(2,091)

Equity in earnings (loss), including impairment of unconsolidated entities	15,053	76	(15,769)	-	(792)	35,585	84	(36,257)	-	(756)

Gain on disposition of unconsolidated entities	49,761	-	-	-	49,761	1,081	-	-	-	1,081

Impairment of unconcolidated entities	(36,356)	-	-	-	(36,356)	(21,285)	-	-	-	(21,285)

Depreciation and amortization of unconsolidated entities (see above)	(45,994)	-	45,994	-	-	(37,563)	-	37,563	-	-

Gain on disposition of rental properties and other investments	-	-	-	5,720	5,720	150	-	-	14,405	14,555

Preferred return on dispositon	-	-	-	-	-	-	-	(939)	-	(939)

Impairment of real estate	(26,526)	-	-	(9,775)	(36,301)	(1,262)	-	-	-	(1,262)

Depreciation and amortization - Real Estate Groups (a)	(253,928)	(5,274)	(43,868)	(1,347)	(293,869)	(253,429)	(3,142)	(35,720)	(4,942)	(290,949)

Amortization of mortgage procurement costs - Real Estate Groups (c)	(13,974)	(567)	(2,126)	(50)	(15,583)	(12,029)	(502)	(1,843)	(418)	(13,788)

Straight-line rent adjustment (1) + (2)	13,230	-	-	12	13,242	205	-	-	153	358

Preference payment	(2,341)	-	-	-	(2,341)	(3,329)	-	-	-	(3,329)

Earnings (loss) before income taxes	(26,953)	6,686	(15,769)	(2,590)	(51,998)	(104,234)	13,901	(36,257)	16,737	(137,655)

Income tax provision	19,550	-	-	1,005	20,555	30,119	-	-	(6,467)	23,652
Equity in earnings (loss), including impairment of unconsolidated entities	(15,053)	(76)	15,769	-	792	(35,585)	(84)	36,257	-	756

Earnings (loss) from continuing operations	(22,456)	6,610	-	(1,585)	(30,651)	(109,700)	13,817	-	10,270	(113,247)

Discontinued operations, net of tax	(1,585)	-	-	1,585	-	10,270	-	-	(10,270)	-

Net earnings (loss)	(24,041)	6,610	-	-	(30,651)	(99,430)	13,817	-	-	(113,247)

Net earnings attributable to noncontrolling interest	(6,610)	(6,610)	-	-	-	(13,817)	(13,817)	-	-	-

Net loss attributable to Forest City Enterpirses, Inc.	$(30,651)	$-	$-	$-	$(30,651)	$(113,247)	$-	$-	$-	$(113,247)

(a) Depreciation and amortization - Real Estate Groups	$253,928	$5,274	$43,868	$1,347	$293,869	$253,429	$3,142	$35,720	$4,942	$290,949
(b) Depreciation and amortization - Non-Real Estate	13,480	-	14,931	-	28,411	13,356	-	20,641	-	33,997

Total depreciation and amortization	$267,408	$5,274	$58,799	$1,347	$322,280	$266,785	$3,142	$56,361	$4,942	$324,946

(c) Amortization of mortgage procurement costs - Real Estate Groups	$13,974	$567	$2,126	$50	$15,583	$12,029	$502	$1,843	$418	$13,788
(d) Amortization of mortgage procurement costs - Non-Real Estate	-	-	563	-	563	-	-	221	-	221

Total amortization of mortgage procurement costs	$13,974	$567	$2,689	$50	$16,146	$12,029	$502	$2,064	$418	$14,009

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Results of Operations
Net Earnings (Loss) Attributable to Forest City Enterprises, Inc. — Net loss attributable to Forest City Enterprises, Inc. for the year ended January 31, 2010 was $30,651,000 versus $113,247,000 for the year ended January 31, 2009. Although we have substantial recurring revenue sources from our properties, we also enter into significant one-time transactions, which could create substantial variances in net earnings (loss) between periods. This variance to the prior year is primarily attributable to the following increases, which are net of tax and noncontrolling interest:
•
$30,462,000 ($49,761,000, pre-tax) related to the 2009 gains on disposition of our unconsolidated investments in Classic Residence by Hyatt properties, supported-living apartments in Teaneck, New Jersey, Chevy Chase, Maryland and Yonkers, New York, Clarkwood and Granada Gardens, apartment communities in Warrensville Heights, Ohio and Boulevard Towers, an apartment community in Amherst, New York;

•
$24,123,000 ($39,404,000, pre-tax, which includes $795,000 for unconsolidated entities) primarily related to the 2009 early extinguishment of nonrecourse mortgage debt at a consolidated retail project and Gladden Farms, a land development project located in Marana, Arizona and the gain on early extinguishment of debt on the exchange of a portion of our puttable equity-linked senior notes due October 15, 2011 for a new issue of puttable equity-linked senior notes due October 15, 2014;

•	$13,620,000 ($22,247,000, pre-tax, which includes $304,000 for unconsolidated entities) of decreased write-offs of abandoned development projects in 2009 compared to 2008;

•	$13,181,000 ($21,530,000, pre-tax) related to an increase in income recognized on the sale of state and federal Historic Preservation Tax Credits, Brownfield Tax Credits and New Market Tax Credits;

•
$12,791,000 ($20,894,000, pre-tax) related to the change in fair market value of derivatives between the comparable periods, which was marked to market as a reduction of interest expense due to derivatives not qualifying for hedge accounting;

•
$7,554,000 ($12,434,000, pre-tax) related to the reduction in fair value of the Denver Urban Renewal Authority (“DURA”) purchase obligation and fee, that resulted from the Lehman Brothers, Inc. (“Lehman”) bankruptcy in 2008;

•
$6,732,000 ($10,996,000, pre-tax, which includes $770,000 for unconsolidated entities) related to a reinstatement by the United States Department of Housing and Urban Development of certain replacement reserves previously written off at three of our residential properties located in Michigan;

•	$2,784,000 ($4,548,000, pre-tax) related the 2009 gain on disposition of Grand Avenue, a specialty retail center in Queens, New York;

•
$2,203,000 ($3,599,000, pre-tax) related to a gain recognized in 2009 for insurance proceeds received related to fire damage of an apartment building in excess of the net book value of the damaged asset;

•
$1,860,000 ($3,031,000, pre-tax) related to the 2008 participation payments on the refinancing of 350 Massachusetts Avenue, an unconsolidated office building and Jackson Building, a consolidated office building, both located in Cambridge, Massachusetts;

•	$1,467,000 ($2,396,000, pre-tax) related to the 2009 net gain on an industrial land sale at Mesa del Sol in Albuquerque, New Mexico; and

•	$1,293,000 ($2,500,000, pre-tax decrease) related to a decrease in allocated losses from our equity investment in The Nets.
These increases were partially offset by the following decreases, net of tax and noncontrolling interests:
•	$30,677,000 ($50,110,000, pre-tax) related to the 2009 increase in impairment charges of consolidated (including discontinued properties) and unconsolidated entities;

•	$6,717,000 ($9,426,000, pre-tax) primarily related to military housing fee income from the management and development of units in Hawaii, Illinois, Washington and Colorado;

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
•
$8,159,000 ($13,297,000, pre-tax) related to the 2008 gains on disposition of two supported-living apartment communities, Sterling Glen of Lynbrook, in Lynbrook, New York and Sterling Glen of Rye Brook in Rye Brook, New York;

•	$2,448,000 ($3,998,000, pre-tax) related to the 2009 participation payment on the refinancing of 45/75 Sidney;

•	$2,417,000 ($3,978,000, pre-tax) related to the 2008 lease termination fee income at an office building in Cleveland, Ohio; and

•	$2,035,000 ($3,350,000, pre-tax) related to the 2008 gain on the sale of an ownership interest in a parking management company.
Net Operating Income (NOI) from Real Estate Groups — NOI, a non-GAAP measure, is defined as revenues (excluding straight-line rent adjustments) less operating expenses (including depreciation and amortization and amortization of mortgage procurement costs for non-real estate groups) plus interest income plus equity in earnings (loss) of unconsolidated entities (excluding gain on disposition and impairment of unconsolidated entities) plus depreciation and amortization of unconsolidated entities. We believe NOI provides us, as well as our investors, additional information about our core business operations and, along with earnings, is necessary to understand our business and operating results.
Full Consolidation — Under the full consolidation method (GAAP), NOI from the combination of the Commercial Group and the Residential Group (“Rental Properties”) for the three months ended January 31, 2010 was $186,190,000 compared to $174,044,000 for the three months ended January 31, 2009, a 7.0% increase. NOI for the year ended January 31, 2010 was $670,626,000 compared to $637,926,000 for the year ended January 31, 2009, a 5.1% increase. A reconciliation of NOI to the most comparable GAAP measure, net earnings (loss), is presented on pages 18-19. A reconciliation of NOI to net earnings (loss) for each strategic business unit can be found on pages 46-57.
Pro-Rata Consolidation — Management also analyzes property NOI using the pro-rata consolidation method because it provides operating data at our ownership share, and we publicly disclose and discuss our performance using this method of consolidation to complement our GAAP disclosures. Under the pro-rata consolidation method, NOI from Rental Properties for the three months ended January 31, 2010 was $195,730,000 compared to $189,425,000 for the three months ended January 31, 2009, a 3.3% increase. NOI for the year ended January 31, 2010 was $708,836,000 compared to $687,428,000 for the year ended January 31, 2009, a 3.1% increase.
Comparable NOI decreased 0.5% for the three months ended January 31, 2010 compared to the prior year. Retail and hotel comparable NOI decreased 3.9% and 1.1%, respectively, while office comparable NOI increased 4.3% from the prior year and our residential portfolio decreased 2.7%. Comparable NOI decreased 0.8% for the year ended January 31, 2010 compared to the prior year. Retail and hotel comparable NOI decreased 3.9% and 9.9%, respectively, while office comparable NOI increased 5.4% from the prior year and our residential portfolio decreased 2.8%.
Stabilized Pro-rata NOI — Including the expected NOI for the twelve months following stabilization for the properties that were opened, expanded or acquired through January 31, 2010, less the actual annual NOI of property disposals through January 31, 2010, NOI for Real Estate Groups would be approximately $736,000,000 for the year ended January 31, 2010. This amount includes Commercial Group land sales of $4,940,000 and income recognition on the sale of state and federal historic rehabilitation and new market tax credits of $32,698,000, military housing income of $38,771,000 and development project write-offs of $26,888,000.
EBDT - We use an additional measure, along with net earnings, to report our operating results. This non-GAAP measure, referred to as EBDT, is not a measure of operating results or cash flows from operations as defined by GAAP and may not be directly comparable to similarly-titled measures reported by other companies.
We believe that EBDT provides additional information about our core operations and, along with net earnings, is necessary to understand our operating results. EBDT is used by the chief operating decision maker and management in assessing operating performance and to consider capital requirements and allocation of resources by segment and on a consolidated basis. We believe EBDT is important to investors because it provides another method for the investor to measure our long-term operating performance as net earnings can vary from year to year due to property dispositions, acquisitions and other factors that have a short-term impact.
EBDT is defined as net earnings excluding the following items: i) gain (loss) on disposition of rental properties, divisions and other investments (net of tax); ii) the adjustment to recognize rental revenues and rental expense using the straight-line method; iii) non-cash charges for real estate depreciation, amortization, amortization of mortgage procurement costs and deferred income taxes; iv) preferred payment which is classified as noncontrolling interest expense on our Consolidated Statement of Operations; v) impairment of real estate (net of tax); vi) extraordinary items (net of tax); and vii) cumulative or

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
retrospective effect of change in accounting principle (net of tax). Unlike the real estate segments, EBDT for the Nets segment equals net earnings.
EBDT is reconciled to net earnings (loss), the most comparable financial measure calculated in accordance with GAAP, on page 24. The adjustment to recognize rental revenues and rental expenses on the straight-line method is excluded because it is management’s opinion that rental revenues and expenses should be recognized when due from the tenants or due to the landlord. We exclude depreciation and amortization expense related to real estate operations from EBDT because we believe the values of our properties, in general, have appreciated over time in excess of their original cost. Deferred taxes from real estate operations, which are the result of timing differences of certain net expense items deducted in a future year for federal income tax purposes, are excluded until the year in which they are reflected in our current tax provision. The impairment of real estate is excluded from EBDT because it varies from year to year based on factors unrelated to our overall financial performance and is related to the ultimate gain on dispositions of operating properties. Our EBDT may not be directly comparable to similarly-titled measures reported by other companies.
Our EBDT for the three months ended January 31, 2010 increased by $7,905,000 or 11.2% to $78,407,000 from $70,502,000 for the three months ended January 31, 2009. Our Commercial and Residential Segments combined provided a pre-tax EBDT increase of $27,877,000. This is primarily due to the change in fair market value between the comparable periods for our forward swaps which were marked to market through interest expense of $18,692,000, increased income recognized on the sale of state and federal Historic Preservation and New Market tax credits of $17,288,000, income from Housing and Urban Development (HUD) replacement reserve of $10,996,000 and decreased write-offs of abandoned development projects of $5,270,000. These increases in the portfolio were partially offset by a pre-tax EBDT decrease due to decreased Commercial outlot sales of $11,456,000 and $2,056,000 in reduced EBDT from properties sold. The remainder of the variance is related to nonrecurring fluctuations in the mature portfolio.
Our Land Segment provided a pre-tax EBDT decrease of $7,325,000 primarily due to lower land sales.
Reporting a larger share of losses for The Nets further decreased pre-tax EBDT by $4,539,000. EBDT was unfavorably impacted by a smaller tax benefit of $8,447,000.
Our EBDT for the year ended January 31, 2010 increased by $82,169,000 or 37.5% to $301,106,000 from $218,937,000 for the year ended January 31, 2009. Our Commercial and Residential Segments combined provided a pre-tax EBDT increase of $92,034,000. This is primarily the result of decreased interest expense on our mature portfolio of $21,484,000, the ramp up of new properties of $6,351,000, a gain on early extinguishment of nonrecourse mortgage debt of $27,073,000, primarily at an underperforming retail project, decreased write-offs of abandoned development projects of $23,078,000, increased income recognized on the sale of state and federal Historic Preservation, Brownfield and New Market tax credits of $21,530,000, the change in fair market value between the comparable periods for our forward swaps which were marked to market through interest expense of $19,543,000 and income from Housing and Urban Development (HUD) replacement reserve of $10,996,000. These increases in the portfolio were partially offset by a pre-tax EBDT decrease due to decreased Commercial outlot sales of $12,363,000, the 2008 lease termination fee income which did not recur of $12,228,000, the decrease in military housing of $8,609,000 and $3,977,000 in reduced EBDT from properties sold.
In addition, our Land Segment provided a pre-tax EBDT increase of $6,227,000. This increase includes a 2008 reduction in fair value of the DURA purchase obligation and fee that resulted from the Lehman bankruptcy of $12,434,000 in 2008, and a gain on early extinguishment of nonrecourse mortgage debt of $11,340,000. These increases were partially offset by decreased EBDT from land operations of $17,547,000, reflecting the continued deterioration of the traditional land business during 2009.
Corporate pre-tax EBDT decreased $11,442,000. This pre-tax EBDT decrease includes increased corporate interest expense of $16,824,000 (which includes the non-cash interest of the retrospective adoption of accounting guidance for convertible instruments in 2009 only), partially offset by reduced expenses mainly due to cost savings initiatives.
Reporting a larger share of losses for the Nets provided a pre-tax EBDT decrease of $2,500,000. EBDT was unfavorably impacted by a smaller tax benefit of $2,150,000 compared to the prior year.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
EBDT Bridge 2009 Actual vs. 2008 Actual Variances are pre-tax in millions with taxes shown separately

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Summary of EBDT - The information in the following tables present amounts for both full consolidation and pro-rata consolidation, providing a reconciliation of the difference between the two methods, as well as a reconciliation from NOI to EBDT to net earnings (loss). Under the pro-rata consolidation method, we present our partnership investments proportionate to our pro-rata share for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed under our control or if we are deemed to be the primary beneficiary for investments in VIEs, or on the equity method of accounting if we do not have control or are not the primary beneficiary for investments in VIEs.
Reconciliation of Net Earnings (Loss) to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT)

	Three Months Ended January 31,		Year Ended January 31,
	2010	2009	2010	2009
	(in thousands)		(in thousands)

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$6,201	$(45,344)	$(30,651)	$(113,247)

Depreciation and amortization - Real Estate Groups (4)	75,433	75,556	293,869	290,949

Amortization of mortgage procurement costs - Real Estate Groups (4)	3,850	3,779	15,583	13,788

Deferred income tax expense - Real Estate Groups (5)	(10,558)	(1,082)	(12,852)	(6,348)

Deferred income tax expense - Non-Real Estate Groups: (5)

Gain on disposition of other investments	454	428	454	486

Current income tax expense on non-operating earnings: (5)

Gain on disposition included in discontinued operations	-	20,439	754	20,439

Gain on disposition of unconsolidated entities	27,471	-	27,674	506

Straight-line rent adjustment (2)	(3,689)	4,284	(13,242)	(358)

Preference payment (3)	585	585	2,341	3,329

Preferred return on disposition	-	731	-	939

Impairment of real estate	23,402	1,262	26,526	1,262

Impairment of unconsolidated entities	1,693	15,259	36,356	21,285

Gain on disposition of unconsolidated entities	(45,263)	-	(49,761)	(1,081)

Gain on disposition of other investments	-	-	-	(150)

Discontinued operations: (1)

Gain on disposition of rental properties	(1,172)	(5,778)	(5,720)	(14,405)

Impairment of real estate	-	-	9,775	-

Retrospective adoption of accounting guidance for convertible debt instruments	-	383	-	1,543

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT)	$78,407	$70,502	$301,106	$218,937

(1)	All earnings of properties which have been sold or are held for sale are reported as discontinued operations assuming no significant continuing involvement.

(2)
The Company recognizes minimum rents on a straight-line basis over the term of the related lease pursuant to accounting for leases. The straight-line rent adjustment is recorded as an increase or decrease to revenue or operating expense from Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., with the applicable offset to either accounts receivable or accounts payable, as appropriate.

(3)
The preference payment represents the respective period’s share of the annual preferred payment in connection with the issuance of Class A Common Units in exchange for Bruce C. Ratner’s noncontrolling interest in the Forest City Ratner Companies portfolio.

(4)	The following table provides detail of depreciation and amortization and amortization of mortgage procurement costs.

	Depreciation and Amortization				Amortization of Mortgage Procurement Costs
	Three Months Ended		Year Ended		Three Months Ended		Year Ended
	January 31,		January 31,		January 31,		January 31,
	2010	2009	2010	2009	2010	2009	2010	2009

Full Consolidation	$67,749	$68,175	$267,408	$266,785	$3,329	$3,306	$13,974	$12,029
Non-Real Estate	(3,108)	(3,416)	(13,480)	(13,356)	-	-	-	-

Real Estate Groups Full Consolidation	64,641	64,759	253,928	253,429	3,329	3,306	13,974	12,029
Real Estate Groups related to noncontrolling interest	(1,862)	(787)	(5,274)	(3,142)	(118)	(119)	(567)	(502)
Real Estate Groups Unconsolidated	12,654	10,553	43,868	35,720	639	513	2,126	1,843
Real Estate Groups Discontinued Operations	-	1,031	1,347	4,942	-	79	50	418

Real Estate Groups Pro-Rata Consolidation	$75,433	$75,556	$293,869	$290,949	$3,850	$3,779	$15,583	$13,788

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
(5)	The following table provides detail of Income Tax Expense (Benefit):

		Three Months Ended January 31,		Year Ended January 31,
		2010	2009	2010	2009
		(in thousands)		(in thousands)

(A)	Operating earnings
	Current	$(12,518)	$(12,543)	$(22,258)	$(28,093)
	Deferred	11,021	17,507	7,797	6,607

		(1,497)	4,964	(14,461)	(21,486)

(B)	Impairment of real estate
	Deferred	(9,077)	(488)	(10,288)	(488)
	Deferred - Unconsolidated entities	(656)	(5,930)	(14,100)	(8,258)

		(9,733)	(6,418)	(24,388)	(8,746)

(C)	Gain on disposition of other investments
	Current - Non-Real Estate Groups	-	-	-	-
	Deferred - Non-Real Estate Groups	-	-	-	58

		-	-	-	58

(D)	Gain on disposition of unconsolidated entities
	Current	27,471	-	27,674	506
	Deferred	(9,917)	(283)	(8,375)	(451)

		17,554	(283)	19,299	55

	Subtotal (A) (B) (C) (D)
	Current	14,953	(12,543)	5,416	(27,587)
	Deferred	(8,629)	10,806	(24,966)	(2,532)

	Income tax expense	6,324	(1,737)	(19,550)	(30,119)

(E)	Discontinued operations
	Operating earnings
	Current	-	236	94	(400)
	Deferred	-	17	474	1,301

		-	253	568	901

	Gain on disposition of rental properties
	Current	-	20,439	754	20,439
	Deferred	-	(18,634)	1,010	(15,301)

		-	1,805	1,764	5,138

	Gain on disposition of Lumber Group
	Current	-	-	-	-
	Deferred	454	428	454	428

		454	428	454	428

	Impairment of real estate
	Current	-	-	-	-
	Deferred	-	-	(3,791)	-

		-	-	(3,791)	-

		454	2,486	(1,005)	6,467

	Grand Total (A) (B) (C) (D) (E)
	Current	14,953	8,132	6,264	(7,548)
	Deferred	(8,175)	(7,383)	(26,819)	(16,104)

		$6,778	$749	$(20,555)	$(23,652)

	Recap of Grand Total:
	Real Estate Groups
	Current	$15,766	$430	$14,740	$(140)
	Deferred	(10,558)	(1,082)	(12,852)	(6,348)

		5,208	(652)	1,888	(6,488)

	Non-Real Estate Groups
	Current	(813)	7,702	(8,476)	(7,408)
	Deferred	2,383	(6,301)	(13,967)	(9,756)

		1,570	1,401	(22,443)	(17,164)

	Grand Total	$6,778	$749	$(20,555)	$(23,652)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Retail Lease Expirations as of January 31, 2010

						AVERAGE
						BASE
	NUMBER OF	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
EXPIRATION	EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
YEAR	LEASES	LEASES(3)	LEASED GLA(1)	EXPIRING(2)	BASE RENT	EXPIRING(3)

2010	262	645,973	5.08%	16,112,035	5.75%	31.34
2011	343	1,205,116	9.48	28,533,272	10.19	28.70
2012	247	927,210	7.29	22,617,851	8.08	28.26
2013	236	1,024,225	8.05	25,244,672	9.01	27.71
2014	233	1,078,570	8.48	22,539,251	8.05	27.14
2015	170	770,188	6.06	18,011,467	6.43	27.33
2016	224	1,197,226	9.42	32,648,867	11.66	37.23
2017	149	1,014,189	7.98	22,302,602	7.96	25.85
2018	166	848,368	6.67	18,481,659	6.60	23.89
2019	111	984,031	7.74	21,270,318	7.59	23.35
Thereafter	100	3,020,665	23.75	52,308,693	18.68	20.55

Total	2,241	12,715,761	100.00%	$280,070,687	100.00%	$26.41

(1)	GLA = Gross Leasable Area.

(2)
Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at our ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent, amortization of above and below market lease values in-place, and contingent rental payments (which are not reasonably estimable).

(3)	Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Office Lease Expirations as of January 31, 2010

						AVERAGE
						BASE
	NUMBER OF	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
EXPIRATION	EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
YEAR	LEASES	LEASES(3)	LEASED GLA(1)	EXPIRING(2)	BASE RENT	EXPIRING(3)

2010	99	1,209,822	10.76%	$24,285,735	7.59%	$23.76
2011	69	734,187	6.53	17,207,639	5.37	26.25
2012	81	1,128,482	10.04	32,087,579	10.02	30.20
2013	75	1,179,469	10.49	27,184,470	8.49	24.52
2014	44	888,349	7.90	22,791,675	7.12	30.13
2015	12	258,801	2.30	4,693,752	1.47	19.17
2016	19	401,476	3.57	9,084,751	2.84	24.85
2017	18	265,156	2.36	7,953,622	2.48	32.43
2018	17	1,060,998	9.44	30,255,361	9.45	32.42
2019	17	689,141	6.13	16,450,908	5.14	25.77
Thereafter	36	3,427,531	30.48	128,174,483	40.03	39.18

Total	487	11,243,412	100.00%	$320,169,975	100.00%	$30.93

(1)	GLA = Gross Leasable Area.

(2)
Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at our ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent, amortization of above and below market lease values in-place, and contingent rental payments (which are not reasonably estimable).

(3)	Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Schedule of Significant Retail Tenants as of January 31, 2010

(Based on net base rent 1% or greater of the Company’s ownership share)

	NUMBER	LEASED	PERCENTAGE OF
	OF	SQUARE	TOTAL RETAIL
TENANT	LEASES	FEET	SQUARE FEET

AMC Entertainment, Inc.	6	515,097	4.05%

Bass Pro Shops, Inc.	3	510,855	4.02

Regal Entertainment Group	5	381,461	3.00

TJX Companies	10	313,861	2.47

The Gap	24	305,756	2.40

The Home Depot	2	282,000	2.22

Dick’s Sporting Goods	5	257,486	2.02

Abercrombie & Fitch Stores, Inc.	30	223,567	1.76

The Limited	36	221,684	1.74

Footlocker, Inc.	37	142,848	1.12

Pathmark Stores, Inc.	2	123,500	0.97

American Eagle Outfitters	18	104,067	0.83

Subtotal	178	3,382,182	26.60

All Others	2,063	9,333,579	73.40

Total	2,241	12,715,761	100.00%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Schedule of Significant Office Tenants as of January 31, 2010

(Based on net base rent 2% or greater of the Company’s ownership share)

	LEASED	PERCENTAGE OF
	SQUARE	TOTAL OFFICE
TENANT	FEET	SQUARE FEET

City of New York	890,185	7.92%

Millennium Pharmaceuticals, Inc.	628,934	5.59

U.S. Government	620,402	5.52

Morgan Stanley & Co.	444,685	3.96

Securities Industry Automation Corp.	433,971	3.86

Wellchoice, Inc.	392,514	3.49

JP Morgan Chase & Co.	385,254	3.43

Forest City Enterprises, Inc. (1)	366,786	3.26

Bank of New York	323,043	2.87

National Grid	254,034	2.26

Alkermes, Inc.	210,248	1.87

Clearbridge Advisors, LLC, a Legg Mason Company	193,249	1.72

Covington & Burling, LLP	160,565	1.43

Seyfarth Shaw, LLP	96,909	0.86

Subtotal	5,400,779	48.04

All Others	5,842,633	51.96

Total	11,243,412	100.00%

     (1)   All intercompany rental income is eliminated in consolidation.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline
January 31, 2010
2009 Openings and Acquisitions (3)

								Cost at FCE
			Date		Pro-Rata	Cost at Full	Total Cost	Pro-Rata Share	Sq. ft./	Gross
		Dev (D)	Opened /	FCE Legal	FCE % (a)	Consolidation	at 100%	(Non-GAAP) (c)	No. of	Leasable
Property	Location	Acq (A)	Acquired	Ownership % (a)	(1)	(GAAP) (b)	(2)	(1) X (2)	Units	Area
						(in millions)
Retail Centers:
Promenade in Temecula Expansion	Temecula, CA	D	Q1-09	75.0%	100.0%	$107.8	$107.8	$107.8	127,000	127,000
East River Plaza (Costco) (f) (g)	Manhattan, NY	D	Q4-09	35.0%	50.0%	0.0	0.0	0.0	110,000	110,000

						$107.8	$107.8	$107.8	237,000	237,000

Residential:
North Church Towers (d)	Parma Heights, OH	A	Q3-09	100.0%	100.0%	$5.6	$5.6	$5.6	399
80 DeKalb (e)	Brooklyn, NY	D	Q4-09/10	80.0%	100.0%	163.3	163.3	163.3	365

						$168.9	$168.9	$168.9	764

Total Openings and Acquisitions						$276.7	$276.7	$276.7

Residential Phased-In Units (e) (f):									Opened in ‘09 / Total

Cobblestone Court	Painesville, OH	D	2006-09	50.0%	50.0%	$0.0	$30.3	$15.2	96/400
Sutton Landing	Brimfield, OH	D	2007-09	50.0%	50.0%	0.0	15.9	8.0	36/216
Stratford Crossing	Wadsworth, OH	D	2007-10	50.0%	50.0%	0.0	25.3	12.7	36/348

Total (h)						$0.0	$71.5	$35.9	168/964

See footnotes on page 33.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline
January 31, 2010
Under Construction (7)

								Cost at FCE
					Pro-Rata	Cost at Full	Total Cost	Pro-Rata Share	Sq. ft./		Gross
		Dev (D)	Anticipated	FCE Legal	FCE % (a)	Consolidation	at 100%	(Non-GAAP) (c)	No. of		Leasable		Lease
Property	Location	Acq (A)	Opening	Ownership % (a)	(1)	(GAAP) (b)	(2)	(1) X (2)	Units		Area		Commitment %
						(in millions)
Retail Centers:
East River Plaza (Total including Costco) (f) (i)	Manhattan, NY	D	2010	35.0%	50.0%	$0.0	$398.1	$199.1	527,000		527,000		93%
Village at Gulfstream Park	Hallandale Beach, FL	D	Q1-10	50.0%	50.0%	204.2	204.2	102.1	510,000		510,000	(m)	70%
Ridge Hill (e)	Yonkers, NY	D	2011/2012	70.0%	100.0%	798.7	798.7	798.7	1,336,000		1,336,000	(n)	28%

						$1,002.9	$1,401.0	$1,099.9	2,373,000		2,373,000

Office:
Waterfront Station - East 4th & West 4th Buildings	Washington, D.C.	D	Q1-10	45.0%	45.0%	$326.7	$326.7	$147.0	631,000	(o)			97%

Residential:
Presidio Landmark	San Francisco, CA	D	Q3-10	100.0%	100.0%	$110.9	$110.9	$110.9	161
Beekman (e)	Manhattan, NY	D	Q1-11/12	49.0%	70.0%	875.7	875.7	613.0	904

						$986.6	$986.6	$723.9	1,065

Arena:
Barclays Center (f) (j)	Brooklyn, NY	D	2012	23.3%	23.3%	$0.0	$911.1	$212.3	670,000		18,000 seats	(p)

Total Under Construction (k)						$2,316.2	$3,625.4	$2,183.1

Residential Phased-In Units (e) (f):									Under Const./Total
Stratford Crossing (l)	Wadsworth, OH	D	2007-10	50.0%	50.0%	$0.0	$25.3	$12.7	96/348

Fee Development:									Sq. ft.
Las Vegas City Hall	Las Vegas, NV	D	Q1-12	- (q)	- (q)	$0.0	$146.2	$0.0	270,000

See footnotes on page 33.
Military Housing – see footnote r.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline
January 31, 2010
Equity Requirements for Projects Under Construction (1)

		Less			Plus
		Unconsolidated	Full	Less	Unconsolidated	Pro-Rata
		Investments	Consolidation	Noncontrolling	Investments	Consolidation
	100%	at 100%	(GAAP)(b)	Interest	at Pro Rata	(Non-GAAP)(c)
	(dollars in millions)

Total Cost Under Construction	$3,625.4	$1,309.2	$2,316.2	$544.5	$411.4	$2,183.1
Total Loan Draws and Other Sources at Completion (2)	2,313.2	646.2	1,667.0	381.6	226.6	1,512.0

Net Equity at Completion	$1,312.2	$663.0	$649.2	$162.9	$184.8	$671.1

Net Costs Incurred to Date	$2,144.4	$543.2	$1,601.2	$423.4	$233.9	$1,411.7
Loan Draws and Other Sources to Date	987.4	(73.7)	1,061.1	274.2	49.1	836.0

Net Equity to Date	$1,157.0	$616.9	$540.1	$149.2	$184.8	$575.7

% of Total Equity	88%		83%			86%

Remaining Costs	$1,481.0	$766.0	$715.0	$121.1	$177.5	$771.4
Remaining Loan Draws and Other Sources (3)	1,325.8	719.9	605.9	107.4	177.5	676.0

Remaining Equity	$155.2	$46.1	$109.1	$13.7	$-	$95.4

% of Total Equity	12%		17%			14%
(1)	This schedule includes only the seven properties listed on page 31. This does not include costs associated with phased-in units, operating property renovations and military housing.
(2)	“Other Sources” includes third party subsidies, tax credit proceeds and outlot land sales.
(3)
Three of the loan commitments require specific leasing hurdles to be achieved prior to drawing the final amount of the loan. The Company estimates that approximately $141.3 million at 100% and at full consolidation, and $76.9 million at pro-rata consolidation of loan commitments are at risk should these leasing hurdles not be achieved.

Land Held for Development or Sale

	Gross	Saleable	Option
Location	Acres (4)	Acres (5)	Acres (6)

Mesa del Sol - Albuquerque, NM	3,023	2,336	5,731
Florida	1,654	1,414	-
Carolinas	1,344	879	788
Ohio	1,119	713	470
Texas	1,054	796	-
Arizona	967	551	-
Stapleton - Denver, CO	200	136	1,474
Central Station - Chicago, IL	30	30	-
Other	1,152	901	-

Total	10,543	7,756	8,463

(4)	Represent all acres owned including those used for roadways, open spaces and parks.
(5)	Saleable acres represent the total of all acres owned and available for sales. It might be the intent of the Land Group to further develop some of the acres into completed sublots prior to sale.
(6)
Option acres are those acres that the Land Development group has a formal option to acquire the property. Typically these options are in the form of purchase agreements with contingencies for the satisfaction of due diligence reviews.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline

January 31, 2010 Footnotes
(a)
As is customary within the real estate industry, the Company invests in certain real estate projects through joint ventures. For some of these projects, the Company provides funding at percentages that differ from the Company’s legal ownership.

(b)
Amounts are presented on the full consolidation method of accounting, a GAAP measure. Under full consolidation, costs are reported as consolidated at 100 percent if we are deemed to have control or to be the primary beneficiary of our investments in the VIE.

(c)
Cost at pro-rata share represents Forest City’s share of cost, based on the Company’s pro-rata ownership of each property (a non-GAAP measure). Under the pro-rata consolidation method of accounting the Company determines its pro-rata share by multiplying its pro-rata ownership by the total cost of the applicable property.

(d)	The Company exchanged its 50% ownership interest in Boulevard Towers, an apartment community located in Amherst, New York, for 100% ownership in North Church Towers, in a nonmonetary exchange.
(e)	Phased-in openings. Costs are representative of the total project.
(f)
Reported under the equity method of accounting. This method represents a GAAP measure for investments in which the Company is not deemed to have control or to be the primary beneficiary of our investments in a VIE.

(g)	See the Under Construction pipeline for cost details for the total center.
(h)
The difference between the full consolidation cost amount (GAAP) of $0.0 million to the Company’s pro-rata share (a non-GAAP measure) of $35.9 million consists of the Company’s share of cost for unconsolidated investments of $35.9 million.

(i)
Phased opening includes the total cost and square footage of the center, including Costco which opened in the fourth quarter. The cost of the property also includes construction of the 1,248-space parking garage and structural upgrades to accommodate a possible future residential project above the retail center.

(j)	Upon closing of the strategic partnership with an affiliate of Onexim Group, the Company’s legal and pro-rata ownership will increase to approximately 27%.
(k)
The difference between the full consolidation cost amount (GAAP) of $2,316.2 million to the Company’s pro-rata share (a non-GAAP measure) of $2,183.1 million consists of a reduction to full consolidation for noncontrolling interest of $544.5 million of cost and the addition of its share of cost for unconsolidated investments of $411.4 million.

(l)
The difference between the full consolidation cost amount (GAAP) of $0.0 million to the Company’s pro-rata share (a non-GAAP measure) of $12.7 million consists of the Company’s share of cost for unconsolidated investments of $12.7 million.

(m)
Includes 89,000 square feet of office space. Excluding this office space from the calculation of the preleased percentage would result in the retail space being 85% preleased. In addition, includes 35,000 square feet site for Crate & Barrel, which opened Q4-09. The remainder of the center opened on February 11, 2010.

(n)	Includes 156,000 square feet of office space.
(o)	Includes 85,000 square feet of retail space.
(p)	The Nets, a member of the NBA, has a 37 year license agreement to use the arena.
(q)	This is a fee development project, owned by the City of Las Vegas. Therefore, these costs are not included on the Company’s balance sheet.
(r)
Below is a summary of our equity method investments for Military Housing Development projects. The Company provides development, construction, and management services for these projects and receives agreed upon fees for these services. (See pages 14-15 for net fee revenue included in NOI.)

		Anticipated	FCE	Cost at Full	Total Cost
Property	Location	Opening	Pro-Rata %	Consolidation	at 100%	No. of Units
				(in millions)
Military Housing — Under Construction (7)

Navy Midwest	Chicago, IL	2006-2010	*	$0.0	$248.8	1,658

Pacific Northwest Communities	Seattle, WA	2007-2010	*	0.0	280.5	2,986

Midwest Millington	Memphis, TN	2008-2010	*	0.0	37.0	318

Marines, Hawaii Increment II	Honolulu, HI	2007-2011	*	0.0	293.3	1,175

Navy, Hawaii Increment III	Honolulu, HI	2007-2011	*	0.0	535.1	2,520

Air Force Academy	Colorado Springs, CO	2007-2013	50.0%	0.0	69.5	427

Hawaii Phase IV	Kaneohe, HI	2007-2014	*	0.0	364.0	917

Total Military Housing Under Construction				$0.0	$1,828.2	10,001

* The Company’s share of residual cash flow ranges from 0-20% during the life cycle of the project.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Debt for Projects under Development
We use nonrecourse mortgage debt for the financing of our development pipeline. We draw on these financings to partially fund the cost incurred with the development of our real estate. As of January 31, 2010, the detail of how much is outstanding compared to the total commitment under the financing is as follows:

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)
	(in thousands)

Outstanding
Fixed	$-	$-	$43,101	$43,101
Variable
Taxable	1,059,600	292,228	97,762	865,134
Tax-Exempt	203,900	61,986	20,000	161,914

Total outstanding on projects under development (1)	$1,263,500	$354,214	$160,863	$1,070,149

Commitment
Fixed	$-	$-	$44,130	$44,130
Variable
Taxable	1,653,239	424,647	123,358	1,351,950
Tax-Exempt	203,900	61,986	20,000	161,914

Total commitment	$1,857,139	$486,633	$187,488	$1,557,994

(1)
Proceeds from outstanding debt of $47,305 and $42,785, at full and pro-rata consolidation, respectively, described above is recorded as restricted cash in our Consolidated Balance Sheet. For bonds issued in conjunction with development, the full amount of the bonds at the beginning of construction must remain in escrow until costs are incurred.

Non-Recourse Mortgage Financings
Our primary capital strategy seeks to isolate the operating and financial risk at the property level to maximize returns and reduce risk on and of our equity capital. As such, substantially all of our operating and development properties are separately encumbered with nonrecourse mortgage debt.
We use taxable and tax-exempt nonrecourse debt for our real estate projects. For those real estate projects financed with taxable debt, we generally seek long-term, fixed-rate financing for those operating projects whose loans mature within the next 12 months or are projected to open and achieve stabilized operations during that same time frame. However, due to the limited availability of long-term fixed rate mortgage debt based upon current market conditions, we are attempting to extend maturities with existing lenders at current market terms. For real estate projects financed with tax-exempt debt, we generally utilize variable-rate debt. For construction loans, we generally pursue variable-rate financings with maturities ranging from two to five years.
We are actively working to refinance and/or extend the maturities of the nonrecourse debt that are coming due in the next 24 months. During the year ended January 31, 2010, we completed the following financings:

			Plus
		Less	Unconsolidated
	Full	Noncontrolling	Investments at	Pro-Rata
Purpose of Financing	Consolidation	Interest	Pro-Rata	Consolidation
	(in thousands)

Refinancings	$277,841	$62,031	$97,511	$313,321
Loan extensions/additional fundings	1,285,303	87,064	177,148	1,375,387

	$1,563,144	$149,095	$274,659	$1,688,708

(THIS PAGE INTENTIONALLY LEFT BLANK)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Scheduled Maturities Table: Nonrecourse Mortgage Debt (dollars in thousands)
As of January 31, 2010

	Year Ending January 31, 2011				Year Ending January 31, 2012
			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Noncontrolling	Investments at	Pro-Rata	Full	Noncontrolling	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$251,132	$15,269	$25,191	$261,054	$355,293	$4,183	$72,906	$424,016
Weighted average rate	7.05%	6.49%	7.02%	7.08%	7.03%	5.10%	6.29%	6.92%

Variable:
Variable-rate debt	598,942	55,208	119,578	663,312	517,372	177,113	69,118	409,377
Weighted average rate	3.72%	4.75%	1.71%	3.27%	4.19%	4.50%	3.28%	3.91%

Tax-Exempt	-	-	3,305	3,305	132,430	67	-	132,363
Weighted average rate	-%	-%	1.57%	1.57%	2.60%	3.70%	-%	2.60%

Total variable-rate debt	598,942	55,208	122,883	666,617	649,802	177,180	69,118	541,740

Total Nonrecourse Mortgage Debt	$850,074	$70,477	$148,074	$927,671	$1,005,095	$181,363	$142,024	$965,756
Weighted Average Rate	4.70%	5.12%	2.61%	4.34%	4.98%	4.51%	4.83%	5.05%

	Year Ending January 31, 2013				Year Ending January 31, 2014
			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Noncontrolling	Investments at	Pro-Rata	Full	Noncontrolling	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$331,624	$7,573	$28,758	$352,809	$769,734	$15,490	$41,186	$795,430
Weighted average rate	5.99%	6.22%	6.55%	6.03%	5.84%	5.59%	5.80%	5.84%

Variable:
Variable-rate debt	643,687	72,367	4,932	576,252	46,411	-	1,466	47,877
Weighted average rate	5.12%	2.58%	3.20%	5.42%	6.05%	-%	2.51%	5.94%

Tax-Exempt	204,616	62,057	-	142,559	91,565	77	-	91,488
Weighted average rate	2.47%	2.47%	-%	2.47%	1.52%	3.68%	-%	1.52%

Total variable-rate debt	848,303	134,424	4,932	718,811	137,976	77	1,466	139,365

Total Nonrecourse Mortgage Debt	$1,179,927	$141,997	$33,690	$1,071,620	$907,710	$15,567	$42,652	$934,795
Weighted Average Rate	4.90%	2.73%	6.06%	5.23%	5.41%	5.58%	5.69%	5.42%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Scheduled Maturities Table: Nonrecourse Mortgage Debt (dollars in thousands) (continued)
As of January 31, 2010

	Year Ending January 31, 2015				Thereafter
			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Noncontrolling	Investments at	Pro-Rata	Full	Noncontrolling	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$525,140	$68,506	$139,918	$596,552	$1,821,006	$109,386	$628,774	$2,340,394
Weighted average rate	5.99%	5.79%	5.21%	5.83%	5.89%	5.99%	5.76%	5.85%

Variable:
Variable-rate debt	12,415	-	39,038	51,453	639,999	-	13,980	653,979
Weighted average rate	1.43%	-%	2.97%	2.60%	6.40%	-%	1.18%	6.29%

Tax-Exempt	815	82	-	733	532,089	21,851	157,057	667,295
Weighted average rate	3.70%	3.68%	-%	3.70%	1.60%	2.76%	1.34%	1.50%

Total variable-rate debt	13,230	82	39,038	52,186	1,172,088	21,851	171,037	1,321,274

Total Nonrecourse Mortgage Debt	$538,370	$68,588	$178,956	$648,738	$2,993,094	$131,237	$799,811	$3,661,668
Weighted Average Rate	5.88%	5.78%	4.72%	5.57%	5.24%	5.45%	4.81%	5.14%

	Total
			Plus
		Less	Unconsolidated
	Full	Noncontrolling	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$4,053,929	$220,407	$936,733	$4,770,255
Weighted average rate	6.07%	5.92%	5.78%	6.02%

Variable:
Variable-rate debt	2,458,826	304,688	248,112	2,402,250
Weighted average rate	4.92%	4.09%	2.35%	4.76%

Tax-Exempt	961,515	84,134	160,362	1,037,743
Weighted average rate	1.92%	2.55%	1.34%	1.78%

Total variable-rate debt	3,420,341	388,822	408,474	3,439,993

Total Nonrecourse Mortgage Debt	$7,474,270	$609,229	$1,345,207	$8,210,248
Weighted Average Rate	5.16%	4.54%	4.62%	5.12%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
The following tables provide detail of our maturities for 2010, 2011 and 2012 as of January 31, 2010, as well as the level of exposure to various lending sources, operating/development designation and product type:
Upcoming Maturities Summary (dollars in thousands)
As of January 31, 2010

		Less			Plus
		Unconsolidated	Full	Less	Unconsolidated	Pro-Rata
		Investments	Consolidation	Noncontrolling	Investments	Consolidation
Year Ending January 31, 2011	100%	at 100%	(GAAP)	Interest	at Pro Rata	(Non-GAAP)

Total Maturities (Nonrecourse Mortgage Debt)	$1,160,501	$310,427	$850,074	$70,477	$148,074	$927,671
Less: Scheduled Payments	111,906	26,720	85,186	5,209	14,052	94,029

Net Maturities	1,048,595	283,707	764,888	65,268	134,022	833,642

Add: Notes Payable	112,829	99,111	13,718	2,246	23,740	35,212

Total Maturities (including Notes Payable)	1,161,424	382,818	778,606	67,514	157,762	868,854

Closed Loans / To be Fully Amortized (3)	90,158	5,890	84,268	12,412	1,216	73,072
Committed Deals / Automatic Extensions (3)	99,765	30,950	68,815	480	14,760	83,095
Extension Available (1) (3)	382,189	223,959	158,230	40,089	111,349	229,490

Subtotal	572,112	260,799	311,313	52,981	127,325	385,657

Remaining to Finance	$589,312	$122,019	$467,293	$14,533	$30,437	$483,197

		Less			Plus
		Unconsolidated	Full	Less	Unconsolidated	Pro-Rata
		Investments	Consolidation	Noncontrolling	Investments	Consolidation
Year Ending January 31, 2012	100%	at 100%	(GAAP)	Interest	at Pro Rata	(Non-GAAP)

Total Maturities (Nonrecourse Mortgage Debt)	$1,290,726	$285,631	$1,005,095	$181,363	$142,024	$965,756
Less: Scheduled Payments	91,620	18,660	72,960	2,850	10,357	80,467
Add: Corporate Debt (4)	105,067	-	105,067	-	-	105,067

Net Maturities	1,304,173	266,971	1,037,202	178,513	131,667	990,356

Add: Notes Payable	70,101	61,540	8,561	-	13,886	22,447

Total Maturities (including Notes Payable)	1,374,274	328,511	1,045,763	178,513	145,553	1,012,803

Closed Corporate Debt (4)	51,176	-	51,176	-	-	51,176
Closed Loans / To be Fully Amortized (3) (5)	232	(44,850)	45,082	-	(22,876)	22,206
Committed Deals / Automatic Extensions (3)	50,582	50,582	-	-	25,291	25,291
Extension Available (1) (3)	459,152	35,756	423,396	101,058	17,878	340,216

Subtotal	561,142	41,488	519,654	101,058	20,293	438,889

Remaining to Finance	$813,132	$287,023	$526,109	$77,455	$125,260	$573,914

		Less			Plus
		Unconsolidated	Full	Less	Unconsolidated	Pro-Rata
		Investments	Consolidation	Noncontrolling	Investments	Consolidation
Year Ending January 31, 2013	100%	at 100%	(GAAP)	Interest	at Pro Rata	(Non-GAAP)

Total Maturities (Nonrecourse Mortgage Debt)	$1,243,679	$63,752	$1,179,927	$141,997	$33,690	$1,071,620
Less: Scheduled Payments	76,627	19,090	57,537	2,765	11,047	65,819
Add: Corporate Debt (2)	83,516	-	83,516	-	-	83,516

Net Maturities	1,250,568	44,662	1,205,906	139,232	22,643	1,089,317

Add: Notes Payable	158,912	106,924	51,988	36	29,615	81,567

Total Maturities (including Notes Payable)	1,409,480	151,586	1,257,894	139,268	52,258	1,170,884

Closed Loans / To be Fully Amortized (3) (5)	12,848	(61,562)	74,410	2,692	(30,049)	41,669
Committed Deals / Automatic Extensions (3)	63,911	-	63,911	942	-	62,969
Extension Available (1) (3)	830,979	-	830,979	134,353	-	696,626

Subtotal	907,738	(61,562)	969,300	137,987	(30,049)	801,264

Remaining to Finance	$501,742	$213,148	$288,594	$1,281	$82,307	$369,620

(1)
Includes loans that have extension options available, all of which require some predefined condition in order to qualify for the extension, such as, meeting or exceeding leasing hurdles, loan to value ratios or debt service coverage requirements. We cannot give assurance that the defined hurdles or milestones will be achieved to qualify for these extensions.

(2)
The credit facility amount of $83,516 outstanding as of January 31, 2010 has a maximum commitment of $500,000. The remaining availability of $416,484 is further reduced by $196,006 by outstanding letters of credit and reserves for retirement of indebtedness as of January 31, 2010.

(3)	Reflects activity through March 30, 2010.
(4)
$51,176 of the Puttable Equity-Linked Notes due 2011 were exchanged by the holders for newly issued cumulative perpetual convertible preferred stock. In addition, $121,747 and $5,826 of our Senior Notes due 2015 and 2017, respectively, were also exchanged for preferred stock.

(5)
Reflects reduction of maturities of $45,082 at full consolidation and $22,090 at pro-rata for 2011 and $62,145 at full consolidation and $29,324 at pro-rata for 2012 due to the assumption of debt by new joint venture partners in certain Residential and Commercial properties, which will now be accounted for under the equity method of accounting.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
The following schedules present information on investments in and advances to affiliates.
Investments in and Advances to Affiliates
Included in Investments in and Advances to Affiliates in the Consolidated Balance Sheet Information tables are unconsolidated investments in entities that we do not control and/or are not the primary beneficiary, and that are accounted for under the equity method of accounting, as well as advances to partners and other affiliates.
Following is a reconciliation of members’ and partners’ equity to our carrying value in the accompanying Consolidated Balance Sheet Information:

		January 31, 2009
	January 31, 2010	(As Adjusted)
	(in thousands)

Members’ and partners’ equity, as below	$568,954	$595,163
Equity of other members and partners	503,708	534,942

Company’s investment in partnerships	$65,246	$60,221
Advances to and on behalf of other affiliates	200,097	168,774

Total Investments in and Advances to Affiliates	$265,343	$228,995

Summarized financial information for the equity method investments is as follows:

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
	January 31, 2010	January 31, 2009	January 31, 2010	January 31, 2009
	(in thousands)

Balance Sheet:
Real Estate
Completed rental properties	$4,380,406	$3,967,896	$1,368,451	$1,391,085
Projects under development	785,548	931,411	305,420	354,643
Land held for development or sale	268,658	278,438	116,863	122,377

Total Real Estate	5,434,612	5,177,745	1,790,734	1,868,105

Less accumulated depreciation	(723,314)	(680,013)	(326,169)	(332,619)

Real Estate, net	4,711,298	4,497,732	1,464,565	1,535,486

Restricted cash - Military housing bond funds	481,615	795,616	6,149	43,085
Other restricted cash	222,752	207,507	62,257	72,778
Other assets	499,204	482,431	173,799	155,079

Total Assets	$5,914,869	$5,983,286	$1,706,770	$1,806,428

Mortgage debt, nonrecourse	$4,419,937	$4,571,375	$1,345,207	$1,475,014
Other liabilities	925,978	816,748	297,150	271,974

Total Liabilities	5,345,915	5,388,123	1,642,357	1,746,988

Members’ and partners’ equity	568,954	595,163	65,246	60,221
Noncontrolling interest	-	-	(833)	(781)

Total Equity	568,954	595,163	64,413	59,440

Total Liabilities and Members’/Partners’ Equity	$5,914,869	$5,983,286	$1,706,770	$1,806,428

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Investments in and Advances to Affiliates (continued)

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
Year Ended January 31,	2010	2009	2010	2009
		(in thousands)

Operations:
Revenues	$868,589	$901,892	$355,195	$380,297
Equity in earnings of unconsolidated entities on a pro-rata basis	-	-	792	756
Operating expenses	(587,759)	(649,953)	(259,085)	(272,305)
Interest expense including early extinguishment of debt	(222,010)	(222,340)	(66,106)	(69,808)
Impairment of real estate (1)	-	(66,873)	-	(13,592)
Depreciation and amortization	(160,850)	(149,496)	(61,488)	(58,425)
Interest and other income	13,559	49,745	2,310	4,396
Preferred return on disposition	-	(208)	-	(208)
Noncontrolling interest	-	-	(76)	(84)

Loss from continuing operations	(88,471)	(137,233)	(28,458)	(28,973)

Discontinued operations:
Operating earnings (loss) from rental properties	(945)	2,823	-	-
Gain on disposition of rental properties (2)	-	3,470	-	1,081

Discontinued operations subtotal	(945)	6,293	-	1,081

Net earnings (loss) (pre-tax)	$(89,416)	$(130,940)	$(28,458)	$(27,892)

Impairment of investment in unconsolidated entities (1)	(36,356)	(7,693)	(36,356)	(7,693)
Gain on disposition of equity method investments (2)	49,761	-	49,761	-

Net earnings (loss) (pre-tax) from unconsolidated entities	$(76,011)	$(138,633)	$(15,053)	$(35,585)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Investments in and Advances to Affiliates (continued)
(1)	The following table shows the detail of impairment of unconsolidated entities:

		Combined (100%)		Pro-Rata Share
		(GAAP)		(Non-GAAP)
		Year Ended January 31,
		2010	2009	2010	2009
			(in thousands)

Impairment of real estate:
Mercury (Condominiums)	(Los Angeles, California)	$-	$28,910	$-	$8,036
Navy Midwest (Land owned by Military Housing Project)	(Chicago, Illinois)	-	30,000	-	300
Specialty Retail Centers:
Coachella Plaza	(Coachella, California)	-	1,870	-	1,870
Southgate Mall	(Yuma, Arizona)	-	1,356	-	1,356
El Centro Mall	(El Centro, California)	-	4,737	-	2,030

Total impairment of real estate		$-	$66,873	$-	$13,592

Impairment of investment in unconsolidated entities:
Apartment Communities:
Millender Center	(Detroit, Michigan)	$10,317	$-	$10,317	$-
Uptown Apartments	(Oakland, California)	6,781	-	6,781	-
Metropolitan Lofts	(Los Angeles, California)	2,505	-	2,505	-
Residences at University Park	(Cambridge, Massachusetts)	855	-	855	-
Fenimore Court	(Detroit, Michigan)	693	-	693	-
Classic Residence by Hyatt (Supported-living Apartments)	(Yonkers, New York)	3,152	1,107	3,152	1,107
Advent Solar (Office Building)	(Albuquerque, New Mexico)	1,693	-	1,693	-
Southgate Mall (Specialty Retail Center)	(Yuma, Arizona)	1,611	-	1,611	-
Pittsburgh Peripheral (Commercial Group Land Project)	(Pittsburgh, Pennsylvania)	7,217	3,937	7,217	3,937
Mixed-Use Land Development:
Shamrock Business Center	(Painesville, Ohio)	1,150	-	1,150	-
Old Stone Crossing at Caldwell Creek	(Charlotte, North Carolina)	122	365	-	365
Palmer	(Manatee County, Florida)	-	1,214	-	1,214
Cargor VI	(Manatee County, Florida)	-	892	-	892
Other		260	178	382	178

Total impairment of investment in unconsolidated entities		$36,356	$7,693	$36,356	$7,693

(2)	Upon disposition, investments accounted for on the equity method are not classified as discontinued operations; therefore, gains or losses on the sale of equity method properties are reported in continuing operations when sold. The following table shows the detail of gain on disposition of unconsolidated entities:

		Combined (100%)		Pro-Rata Share
		(GAAP)		(Non-GAAP)
		Year Ended January 31,
		2010	2009	2010	2009
		(in thousands)

Gain on disposition of equity method rental properties:
Office Buildings:
One International Place	(Cleveland, Ohio)	$-	$3,070	$-	$881
Emery Richmond	(Warrensville Heights, Ohio)	-	400	-	200

Total gain on disposition of equity method rental properties		$-	$3,470	$-	$1,081

Gain on disposition of equity method investments:
Apartment Communities:
Clarkwood	(Warrensville Heights, Ohio)	$6,983	$-	$6,983	$-
Granada Gardens	(Warrensville Heights, Ohio)	6,577	-	6,577	-
Boulevard Towers (a)	(Amherst, New York)	4,498	-	4,498	-
Sale of three Classic Residence by Hyatt (Supported-living Apartments)
(Chevy Chase, Maryland, Teaneck, New Jersey and Yonkers, New York)		31,703	-	31,703	-

Total gain on disposition of equity method investments		$49,761	$-	$49,761	$-

(a)	We disposed of our 50% ownership interest in Boulevard Towers in a nonmonetary exchange for 100% ownership interest in North Church Towers, an apartment complex in Parma Heights, Ohio.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Rental Properties Corporation (“FCRPC”) is a wholly-owned subsidiary of Forest City Enterprises, Inc. engaged in the ownership, development, management and acquisition of real estate projects, including regional malls, specialty/urban retail centers, office and life science buildings, hotels, mixed-use projects, as well as large land development projects, residential rental properties, development of for-sale condominium projects and also owns interests in entities that develop and manage military family housing.
Forest City Rental Properties Corporation and Subsidiaries
Consolidated Balance Sheet Information – January 31, 2010 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)

	(in thousands)

Assets
Real Estate
Completed rental properties	$8,470,065	$291,070	$1,368,449	$9,547,444
Projects under development	2,641,170	600,119	305,420	2,346,471
Land held for development or sale	73,038	5,832	55,162	122,368

Total Real Estate	11,184,273	897,021	1,729,031	12,016,283
Less accumulated depreciation	(1,588,070)	(57,756)	(326,169)	(1,856,483)

Real Estate, net	9,596,203	839,265	1,402,862	10,159,800

Cash and equivalents	205,371	6,602	28,056	226,825
Restricted cash	403,841	90,951	68,053	380,943
Notes and accounts receivable, net	360,838	20,248	66,684	407,274
Investments in and advances to affiliates	224,881	(159,708)	(34,872)	349,717
Other assets	780,967	70,976	71,872	781,863

Total Assets	$11,572,101	$868,334	$1,602,655	$12,306,422

Liabilities and Shareholders’ Equity
Liabilities
Mortgage debt, nonrecourse	$7,453,730	$609,229	$1,318,845	$8,163,346
Notes payable	145,246	13,380	126,254	258,120
Bank revolving credit facility	83,516	-	-	83,516
Accounts payable and accrued expenses	1,051,092	83,725	158,365	1,125,732
Accounts payable to Forest City Enterprises, Inc.	570,935	(443)	24	571,402
Deferred income taxes	495,677	-	-	495,677

Total Liabilities	9,800,196	705,891	1,603,488	10,697,793

Equity
Shareholders’ Equity
Shareholders’ equity before accumulated other comprehensive loss	1,500,544	-	-	1,500,544
Accumulated other comprehensive loss	(77,936)	-	-	(77,936)

Total Shareholders’ Equity	1,422,608	-	-	1,422,608

Noncontrolling interest	349,297	162,443	(833)	186,021

Total Equity	1,771,905	162,443	(833)	1,608,629

Total Liabilities and Equity	$11,572,101	$868,334	$1,602,655	$12,306,422

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Rental Properties Corporation and Subsidiaries
Consolidated Earnings Information – Year Ended January 31, 2010 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

	(in thousands)

Revenues from real estate operations	$1,249,746	$50,729	$350,371	$5,476	$1,554,864

Expenses
Operating expenses	658,857	23,804	255,632	430	891,115
Depreciation and amortization	264,186	5,274	58,799	1,347	319,058
Impairment of real estate	22,636	-	34,824	9,775	67,235

	945,679	29,078	349,255	11,552	1,277,408

Interest expense	(344,583)	(14,486)	(66,901)	(2,184)	(399,182)
Amortization of mortgage procurement costs	(13,659)	(518)	(2,411)	(50)	(15,602)
Gain (loss) on early extinguishment of debt	22,420	-	(1,130)	-	21,290

Interest and other income	49,208	624	2,301	-	50,885
Gain on disposition of rental properties	-	-	49,761	4,548	54,309

Earnings (loss) before income taxes	17,453	7,271	(17,264)	(3,762)	(10,844)

Income tax expense (benefit)
Current	8,261	-	-	848	9,109
Deferred	(17,828)	-	-	(2,307)	(20,135)

	(9,567)	-	-	(1,459)	(11,026)

Equity in earnings (loss), including impairment of unconsolidated entities	(15,562)	(76)	17,264	-	1,778

Earnings (loss) from continuing operations	11,458	7,195	-	(2,303)	1,960

Discontinued operations, net of tax:
Operating earnings from rental properties	(5,087)	-	-	5,087	-
Gain on disposition of rental properties	2,784	-	-	(2,784)	-

	(2,303)	-	-	2,303	-

Net earnings	9,155	7,195	-	-	1,960
Net earnings attributable to noncontrolling interest	(7,195)	(7,195)	-	-	-

Net earnings attributable to Forest City Enterprises, Inc.	$1,960	$-	$-	$-	$1,960

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
The following is a summary of the real estate activity of FCRPC as presented on pro-rata consolidation including a reconciliation from full consolidation to pro-rata consolidation.
Real Estate Activity

	Pro-Rata Consolidation (Non-GAAP)
	Year Ended		Year Ended
	January 31,		January 31,
	2010		2009
	(in thousands)

Real estate
Completed rental properties	$9,547,444		$9,353,924
Projects under development	2,346,471		2,128,065
Land held for development or sale	122,368		116,675

Total real estate - FCRPC	12,016,283		11,598,664
Less accumulated depreciation	(1,856,483)		(1,698,362)

Real estate, net - FCRPC	$10,159,800		$9,900,302

Plus real estate, net - Land Group and Corporate	206,778		186,673

Real estate, net - Forest City Enterprises	$10,366,578		$10,086,975

Real estate activity during the year
Completed rental properties
Capital expenditures	$59,599		$99,130
Transferred from projects under development	469,479		729,370
Acquisitions	-		98,160
Other(3)	(146,187)		116,679

Total additions	382,891		1,043,339
Dispositions	(189,371	) (1)	(147,005	) (2)

Completed rental properties, net additions	$193,520		$896,334

Projects under development
New development	732,880		1,023,035
Transferred to completed rental properties	(469,479)		(729,370)
Cost of land sales	(44,995)		(34,391)
Other(4)	-		41,572

Projects under development, net additions	218,406		300,846

Land held for development or sale, net additions	5,693		26,524

Increase in real estate, at cost	$417,619		$1,223,704

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Real Estate Activity – (continued)

			Plus
		Less	Unconsolidated	Plus	Pro-Rata
	Full	Noncontrolling	Investments	Discontinued	Consolidation
Years Ended January 31,	Consolidation	Interest	at Pro-Rata	Operations	(Non-GAAP)

	(in thousands)

2010
Real estate - end of year
Completed rental properties	$8,470,065	$291,070	$1,368,449	$-	$9,547,444
Projects under development	2,641,170	600,119	305,420	-	2,346,471
Land held for development or sale	73,038	5,832	55,162	-	122,368

Total real estate - FCRPC	11,184,273	897,021	1,729,031	-	12,016,283
Less accumulated depreciation	(1,588,070)	(57,756)	(326,169)	-	(1,856,483)

Real estate, net - FCRPC	$9,596,203	$839,265	$1,402,862	$-	$10,159,800

Plus real estate, net - Land Group and Corporate	150,918	5,843	61,703	-	206,778

Real estate, net - Forest City Enterprises	$9,747,121	$845,108	$1,464,565	$-	$10,366,578

Real estate activity during the year
Completed rental properties
Capital expenditures	$43,787	$1,799	$17,611	$-	$59,599
Transferred from projects under development	376,829	21,508	114,158	-	469,479
Acquisitions	-	-	-	-	-
Other(3)	(57,623)	29,656	(58,908)	-	(146,187)

Total additions	362,993	52,963	72,861	-	382,891
Dispositions	(93,875)	-	(95,496)	-	(189,371	)(1)

Completed rental properties, net additions	269,118	52,963	(22,635)	-	193,520

Projects under development
New development	805,865	153,995	81,010	-	732,880
Transferred to completed rental properties	(376,829)	(21,508)	(114,158)	-	(469,479)
Cost of land sales	(28,920)	-	(16,075)	-	(44,995)

Projects under development, net additions	400,116	132,487	(49,223)	-	218,406

Land held for development or sale, net additions	4,494	60	1,259	-	5,693

Increase (decrease) in real estate, at cost	$673,728	$185,510	$(70,599)	$-	$417,619

2009
Real estate - end of year
Completed rental properties	$8,200,947	$238,107	$1,391,084	$-	$9,353,924
Projects under development	2,241,054	467,632	354,643	-	2,128,065
Land held for development or sale	68,544	5,772	53,903	-	116,675

Total real estate - FCRPC	10,510,545	711,511	1,799,630	-	11,598,664
Less accumulated depreciation	(1,413,299)	(47,555)	(332,618)	-	(1,698,362)

Real estate, net - FCRPC	$9,097,246	$663,956	$1,467,012	$-	$9,900,302

Plus real estate, net - Land Group and Corporate	132,056	13,857	68,474	-	186,673

Real estate, net - Forest City Enterprises	$9,229,302	$677,813	$1,535,486	$-	$10,086,975

Real estate activity during the year
Completed rental properties
Capital expenditures	$90,348	$2,415	$11,197	$-	$99,130
Transferred from projects under development	591,992	10,886	148,264	-	729,370
Acquisitions	80,972	2,641	19,829	-	98,160
Other(3)	13,031	(94,407)	9,241	-	116,679

Total additions	776,343	(78,465)	188,531	-	1,043,339
Dispositions	(128,010)	(17,820)	(5,487)	(31,328)	(147,005	) (2)

Completed rental properties, net additions	648,333	(96,285)	183,044	(31,328)	896,334

Projects under development
New development	922,248	134,386	235,173	-	1,023,035
Transferred to completed rental properties	(591,992)	(10,886)	(148,264)	-	(729,370)
Cost of land sales	(12,264)	(141)	(22,268)	-	(34,391)
Other(4)	416,695	158,467	(216,656)	-	41,572

Projects under development, net additions	734,687	281,826	(152,015)	-	300,846

Land held for development or sale, net additions	15,930	851	11,445	-	26,524

Increase (decrease) in real estate, at cost	$1,398,950	$186,392	$42,474	$(31,328)	$1,223,704

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Real Estate Activity – (continued)
(1)
Reflects the dispositions of: Grand Avenue (a 100,000 square foot specialty retail center in Queens, New York), Sterling Glen of Glen Cove (an 80-unit supported-living apartment community in Glen Cove, New York), Sterling Glen of Great Neck (a 142-unit supported-living apartment community in Great Neck, New York), Classic Residence by Hyatt (a 220-unit supported-living apartment community in Teaneck, New Jersey), Classic Residence by Hyatt (a 339-unit supported-living apartment community in Chevy Chase, Maryland), Classic Residence by Hyatt (a 310-unit supported-living apartment community in Yonkers, New York), Granada Gardens (a 940-unit apartment community in Warrensville Heights, Ohio), and Clarkwood (a 568-unit apartment community in Warrensville Heights, Ohio).

(2)
Primarily reflects the dispositions of: Sterling Glen of Lynbrook (a 130-unit supported-living apartment community in Lynbrook, New York), Sterling Glen of Rye Brook (a 168-unit supported-living apartment community in Rye Brook, New York), One International Place (an 88,000 square foot office building in Cleveland, Ohio) and Emery Richmond (a 5,000 square foot office building in Warrensville Heights, Ohio).

(3)
Relates to non-cash changes in completed rental properties with increases primarily due to assuming a larger portion of the existing mortgage debt upon acquisition of a partners’ interest and decreases primarily due to impairment of real estate assets.

(4)
Change to full consolidation method of accounting from equity method due to the occurrence of a triggering event as described in accounting guidance related to consolidation of variable interest entities, for Waterfront Station, Village at Gulfstream Park, Shops at Wiregrass and a mixed-use development project located in Las Vegas, Nevada in the Commercial Group for the year ended January 31, 2009. This also includes the retrospective application of accounting for convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement).

(THIS PAGE INTENTIONALLY LEFT BLANK)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended January 31, 2010 and 2009 (in thousands)

	Commercial Group 2009					Commercial Group 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$252,983	$11,041	$29,645	$-	$271,587	$250,792	$4,975	$29,887	$912	$276,616
Exclude straight-line rent adjustment	(5,229)	-	-	-	(5,229)	1,465	-	-	(6)	1,459

Adjusted revenues	247,754	11,041	29,645	-	266,358	252,257	4,975	29,887	906	278,075

Add interest and other income	16,929	19	(1,325)	-	15,585	1,138	152	165	1	1,152

Add equity in earnings (loss), including impairment of unconsolidated entities	(1)	(1)	-	-	-	(5,308)	(119)	5,191	-	2

Exclude gain on disposition of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude impairment of unconsolidated entities	1,693	-	(1,693)	-	-	7,929	-	(7,929)	-	-

Exclude depreciation and amortization of unconsolidated entities	4,875	-	(4,875)	-	-	4,858	-	(4,858)	-	-

Adjusted total income	271,250	11,059	21,752	-	281,943	260,874	5,008	22,456	907	279,229
Operating expenses	138,400	5,417	15,153	-	148,136	130,672	978	14,139	347	144,180
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	1,589	-	-	-	1,589	1,556	-	-	-	1,556
Exclude straight-line rent adjustment	(1,595)	-	-	-	(1,595)	(2,808)	-	-	-	(2,808)
Exclude preference payment	(585)	-	-	-	(585)	(585)	-	-	-	(585)

Adjusted operating expenses	137,809	5,417	15,153	-	147,545	128,835	978	14,139	347	142,343

Net operating income	133,441	5,642	6,599	-	134,398	132,039	4,030	8,317	560	136,886

Interest expense	63,392	3,512	6,599	-	66,479	77,128	807	8,317	399	85,037

Loss on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition	-	-	-	-	-	-	-	-	-	-

Noncontrolling interest in earnings before depreciation and amortization	2,130	2,130	-	-	-	3,223	3,223	-	-	-

Exclude retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	1,480	-	-	-	1,480

Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	161	-	-	(161)	-

Pre-Tax EBDT	67,919	-	-	-	67,919	50,369	-	-	-	50,369

Income tax expense (benefit)	(727)	-	-	-	(727)	(8,189)	-	-	-	(8,189)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$68,646	$-	$-	$-	$68,646	$58,558	$-	$-	$-	$58,558

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$68,646	$-	$-	$-	$68,646	$58,558	$-	$-	$-	$58,558

Depreciation and amortization - Real Estate Groups	(52,908)	-	-	-	(52,908)	(53,599)	-	-	(182)	(53,781)

Amortization of mortgage procurement costs - Real Estate Groups	(2,929)	-	-	-	(2,929)	(2,745)	-	-	(7)	(2,752)

Deferred taxes - Real Estate Groups	690	-	-	-	690	(14,650)	-	-	14	(14,636)

Straight-line rent adjustment	3,634	-	-	-	3,634	(4,273)	-	-	6	(4,267)

Preference payment	(585)	-	-	-	(585)	(585)	-	-	-	(585)

Preferred return on disposition, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of real estate, net of tax	(10,241)	-	(1,037)	-	(11,278)	-	-	(4,831)	-	(4,831)

Impairment of unconsolidated entities, net of tax	(1,037)	-	1,037	-	-	(4,831)	-	4,831	-	-

Retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	1,480	-	-	-	1,480

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(182)	-	-	182	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(7)	-	-	7	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	14	-	-	(14)	-
Straight-line rent adjustment	-	-	-	-	-	6	-	-	(6)	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$5,270	$-	$-	$-	$5,270	$(20,814)	$-	$-	$-	$(20,814)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended January 31, 2010 and 2009 (in thousands) (continued)

	Residential Group 2009					Residential Group 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$64,574	$1,230	$38,266	$-	$101,610	$59,778	$2,131	$43,421	$3,139	$104,207
Exclude straight-line rent adjustment	(54)	-	-	-	(54)	16	-	-	-	16

Adjusted revenues	64,520	1,230	38,266	-	101,556	59,794	2,131	43,421	3,139	104,223

Add interest and other income	10,832	(7)	726	-	11,565	9,781	53	1,193	(1)	10,920

Add equity in earnings (loss), including impairment of unconsolidated entities	43,283	6	(43,209)	-	68	(3,187)	52	3,042	-	(197)

Exclude gain on disposition of unconsolidated entities	(45,263)	-	45,263	-	-	-	-	-	-	-

Exclude impairment of unconsolidated entities	-	-	-	-	-	5,045	-	(5,045)	-	-

Exclude depreciation and amortization of unconsolidated entities	8,193	-	(8,193)	-	-	6,043	-	(6,043)	-	-

Adjusted total income	81,565	1,229	32,853	-	113,189	77,476	2,236	36,568	3,138	114,946

Operating expenses	27,861	795	23,836	-	50,902	34,564	1,353	27,841	448	61,500
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	954	-	-	-	954	907	-	-	-	907
Exclude straight-line rent adjustment	1	-	-	-	1	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	28,816	795	23,836	-	51,857	35,471	1,353	27,841	448	62,407

Net operating income	52,749	434	9,017	-	61,332	42,005	883	8,727	2,690	52,539

Interest expense	6,502	347	8,063	-	14,218	8,528	416	7,996	1,090	17,198

Loss on early extinguishment of debt	1,396	-	954	-	2,350	620	-	-	-	620

Preferred return on disposition	-	-	-	-	-	731	-	(731)	-	-

Noncontrolling interest in earnings before depreciation and amortization	87	87	-	-	-	467	467	-	-	-

Exclude retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	284	-	-	-	284

Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	1,600	-	-	(1,600)	-

Pre-Tax EBDT	44,764	-	-	-	44,764	34,437	-	-	-	34,437

Income tax expense (benefit)	4,112	-	-	-	4,112	(12,222)	-	-	-	(12,222)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$40,652	$-	$-	$-	$40,652	$46,659	$-	$-	$-	$46,659

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$40,652	$-	$-	$-	$40,652	$46,659	$-	$-	$-	$46,659

Depreciation and amortization - Real Estate Groups	(22,413)	-	-	-	(22,413)	(20,511)	-	-	(849)	(21,360)

Amortization of mortgage procurement costs - Real Estate Groups	(707)	-	-	-	(707)	(717)	-	-	(72)	(789)

Deferred taxes - Real Estate Groups	(1,814)	-	-	-	(1,814)	(14,474)	-	-	(31)	(14,505)

Straight-line rent adjustment	55	-	-	-	55	(16)	-	-	-	(16)

Preference payment	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition, net of tax	-	-	-	-	-	(448)	-	-	-	(448)

Gain on disposition of rental properties and other investments, net of tax	-	-	27,709	-	27,709	-	-	-	2,865	2,865

Gain on disposition of unconsolidated entities, net of tax	27,709	-	(27,709)	-	-	-	-	-	-	-

Impairment of real estate, net of tax	(2,719)	-	-	-	(2,719)	(774)	-	(3,096)	-	(3,870)

Impairment of unconsolidated entities, net of tax	-	-	-	-	-	(3,096)	-	3,096	-	-

Retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	284	-	-	-	284

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(849)	-	-	849	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(72)	-	-	72	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	(31)	-	-	31	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	2,865	-	-	(2,865)	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$40,763	$-	$-	$-	$40,763	$8,820	$-	$-	$-	$8,820

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended January 31, 2010 and 2009 (in thousands) (continued)

	Land Development Group 2009					Land Development Group 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$6,776	$460	$2,998	$-	$9,314	$10,004	$1,331	$6,325	$-	$14,998
Exclude straight-line rent adjustment	-	-	-	-	-	1	-	-	-	1

Adjusted revenues	6,776	460	2,998	-	9,314	10,005	1,331	6,325	-	14,999

Add interest and other income	2,052	163	(29)	-	1,860	2,898	182	16	-	2,732

Add equity in earnings (loss), including impairment of unconsolidated entities	453	-	(777)	-	(324)	806	-	(905)	-	(99)

Exclude gain on disposition of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude impairment of unconsolidated entities	-	-	-	-	-	2,285	-	(2,285)	-	-

Exclude depreciation and amortization of unconsolidated entities	225	-	(225)	-	-	165	-	(165)	-	-

Adjusted total income	9,506	623	1,967	-	10,850	16,159	1,513	2,986	-	17,632

Operating expenses	9,070	379	2,290	-	10,981	8,031	762	2,815	-	10,084
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	71	-	-	-	71	127	-	-	-	127
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	9,141	379	2,290	-	11,052	8,158	762	2,815	-	10,211

Net operating income	365	244	(323)	-	(202)	8,001	751	171	-	7,421

Interest expense	486	70	(323)	-	93	201	42	171	-	330

Loss on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition	-	-	-	-	-	-	-	-	-	-

Noncontrolling interest in earnings before depreciation and amortization	174	174	-	-	-	709	709	-	-	-

Exclude retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	61	-	-	-	61

Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	(295)	-	-	-	(295)	7,030	-	-	-	7,030

Income tax expense (benefit)	(5,305)	-	-	-	(5,305)	(6,771)	-	-	-	(6,771)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$5,010	$-	$-	$-	$5,010	$13,801	$-	$-	$-	$13,801

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$5,010	$-	$-	$-	$5,010	$13,801	$-	$-	$-	$13,801

Depreciation and amortization - Real Estate Groups	(112)	-	-	-	(112)	(415)	-	-	-	(415)

Amortization of mortgage procurement costs - Real Estate Groups	(214)	-	-	-	(214)	(238)	-	-	-	(238)

Deferred taxes - Real Estate Groups	(6,158)	-	-	-	(6,158)	1,663	-	-	-	1,663

Straight-line rent adjustment	-	-	-	-	-	(1)	-	-	-	(1)

Preference payment	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of real estate, net of tax	(1,365)	-	-	-	(1,365)	-	-	(1,402)	-	(1,402)

Impairment of unconsolidated entities, net of tax	-	-	-	-	-	(1,402)	-	1,402	-	-

Retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	61	-	-	-	61

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(2,839)	$-	$-	$-	$(2,839)	$13,469	$-	$-	$-	$13,469

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended January 31, 2010 and 2009 (in thousands) (continued)

	The Nets 2009					The Nets 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$-	$-	$21,466	$-	$21,466	$-	$-	$13,520	$-	$13,520
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Adjusted revenues	-	-	21,466	-	21,466	-	-	13,520	-	13,520

Add interest and other income	-	-	72	-	72	-	-	68	-	68

Add equity in earnings (loss), including impairment of unconsolidated entities	(13,648)	-	13,648	-	-	(9,109)	-	9,109	-	-

Exclude gain on disposition of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude impairment of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude depreciation and amortization of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Adjusted total income	(13,648)	-	35,186	-	21,538	(9,109)	-	22,697	-	13,588

Operating expenses	-	-	29,826	-	29,826	-	-	15,903	-	15,903
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	-	-	2,744	-	2,744	-	-	5,928	-	5,928
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	-	-	32,570	-	32,570	-	-	21,831	-	21,831

Net operating income	(13,648)	-	2,616	-	(11,032)	(9,109)	-	866	-	(8,243)

Interest expense	-	-	2,616	-	2,616	-	-	866	-	866

Loss on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition	-	-	-	-	-	-	-	-	-	-

Noncontrolling interest in earnings before depreciation and amortization	-	-	-	-	-	-	-	-	-	-

Exclude retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	-	-	-	-	-

Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	(13,648)	-	-	-	(13,648)	(9,109)	-	-	-	(9,109)

Income tax expense (benefit)	(4,593)	-	-	-	(4,593)	(56)	-	-	-	(56)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(9,055)	$-	$-	$-	$(9,055)	$(9,053)	$-	$-	$-	$(9,053)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(9,055)	$-	$-	$-	$(9,055)	$(9,053)	$-	$-	$-	$(9,053)

Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-

Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-

Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-

Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Preference payment	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of real estate, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	-	-	-	-	-

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(9,055)	$-	$-	$-	$(9,055)	$(9,053)	$-	$-	$-	$(9,053)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended January 31, 2010 and 2009 (in thousands) (continued)

	Corporate Activities 2009					Corporate Activities 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Adjusted revenues	-	-	-	-	-	-	-	-	-	-

Add interest and other income	268	-	-	-	268	613	-	-	-	613

Add equity in earnings (loss), including impairment of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude gain on disposition of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude impairment of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude depreciation and amortization of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Adjusted total income	268	-	-	-	268	613	-	-	-	613

Operating expenses	9,240	-	-	-	9,240	14,225	-	-	-	14,225
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	494	-	-	-	494	826	-	-	-	826
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	9,734	-	-	-	9,734	15,051	-	-	-	15,051

Net operating income	(9,466)	-	-	-	(9,466)	(14,438)	-	-	-	(14,438)

Interest expense	21,456	-	-	-	21,456	19,031	-	-	-	19,031

Loss on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition	-	-	-	-	-	-	-	-	-	-

Noncontrolling interest in earnings before depreciation and amortization	-	-	-	-	-	-	-	-	-	-

Exclude retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	(2,208)	-	-	-	(2,208)

Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	(30,922)	-	-	-	(30,922)	(31,261)	-	-	-	(31,261)

Income tax expense (benefit)	(4,076)	-	-	-	(4,076)	8,202	-	-	-	8,202

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(26,846)	$-	$-	$-	$(26,846)	$(39,463)	$-	$-	$-	$(39,463)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(26,846)	$-	$-	$-	$(26,846)	$(39,463)	$-	$-	$-	$(39,463)

Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-

Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-

Deferred taxes - Real Estate Groups	(1,810)	-	-	-	(1,810)	3,225	-	-	-	3,225

Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Preference payment	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of rental properties and other investments, net of tax	-	-	-	718	718	-	-	-	680	680

Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of real estate, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	(2,208)	-	-	-	(2,208)

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-
Deferred gain on disposition of Lumber Group	718	-	-	(718)	-	680	-	-	(680)	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(27,938)	$-	$-	$-	$(27,938)	$(37,766)	$-	$-	$-	$(37,766)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended January 31, 2010 and 2009 (in thousands) (continued)

	Total 2009					Total 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$324,333	$12,731	$92,375	$-	$403,977	$320,574	$8,437	$93,153	$4,051	$409,341
Exclude straight-line rent adjustment	(5,283)	-	-	-	(5,283)	1,482	-	-	(6)	1,476

Adjusted revenues	319,050	12,731	92,375	-	398,694	322,056	8,437	93,153	4,045	410,817

Add interest and other income	30,081	175	(556)	-	29,350	14,430	387	1,442	-	15,485

Add equity in earnings (loss), including impairment of unconsolidated entities	30,087	5	(30,338)	-	(256)	(16,798)	(67)	16,437	-	(294)

Exclude gain on disposition of unconsolidated entities	(45,263)	-	45,263	-	-	-	-	-	-	-

Exclude impairment of unconsolidated entities	1,693	-	(1,693)	-	-	15,259	-	(15,259)	-	-

Exclude depreciation and amortization of unconsolidated entities	13,293	-	(13,293)	-	-	11,066	-	(11,066)	-	-

Adjusted total income	348,941	12,911	91,758	-	427,788	346,013	8,757	84,707	4,045	426,008

Operating expenses	184,571	6,591	71,105	-	249,085	187,492	3,093	60,698	795	245,892
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	3,108	-	2,744	-	5,852	3,416	-	5,928	-	9,344
Exclude straight-line rent adjustment	(1,594)	-	-	-	(1,594)	(2,808)	-	-	-	(2,808)
Exclude preference payment	(585)	-	-	-	(585)	(585)	-	-	-	(585)

Adjusted operating expenses	185,500	6,591	73,849	-	252,758	187,515	3,093	66,626	795	251,843

Net operating income	163,441	6,320	17,909	-	175,030	158,498	5,664	18,081	3,250	174,165

Interest expense	91,836	3,929	16,955	-	104,862	104,888	1,265	17,350	1,489	122,462

Loss on early extinguishment of debt	1,396	-	954	-	2,350	620	-	-	-	620

Preferred return on disposition	-	-	-	-	-	731	-	(731)	-	-

Noncontrolling interest in earnings before depreciation and amortization	2,391	2,391	-	-	-	4,399	4,399	-	-	-

Exclude retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	(383)	-	-	-	(383)

Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	1,761	-	-	(1,761)	-

Pre-Tax EBDT	67,818	-	-	-	67,818	51,466	-	-	-	51,466
Income tax expense (benefit)	(10,589)	-	-	-	(10,589)	(19,036)	-	-	-	(19,036)
Earnings before depreciation, amortization and deferred taxes (EBDT)	$78,407	$-	$-	$-	$78,407	$70,502	$-	$-	$-	$70,502

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$78,407	$-	$-	$-	$78,407	$70,502	$-	$-	$-	$70,502

Depreciation and amortization - Real Estate Groups	(75,433)	-	-	-	(75,433)	(74,525)	-	-	(1,031)	(75,556)

Amortization of mortgage procurement costs - Real Estate Groups	(3,850)	-	-	-	(3,850)	(3,700)	-	-	(79)	(3,779)

Deferred taxes - Real Estate Groups	(9,092)	-	-	-	(9,092)	(24,236)	-	-	(17)	(24,253)

Straight-line rent adjustment	3,689	-	-	-	3,689	(4,290)	-	-	6	(4,284)

Preference payment	(585)	-	-	-	(585)	(585)	-	-	-	(585)

Preferred return on disposition, net of tax	-	-	-	-	-	(448)	-	-	-	(448)

Gain on disposition of rental properties and other investments, net of tax	-	-	27,709	718	28,427	-	-	-	3,545	3,545

Gain on disposition of unconsolidated entities, net of tax	27,709	-	(27,709)	-	-	-	-	-	-	-

Impairment of real estate, net of tax	(14,325)	-	(1,037)	-	(15,362)	(774)	-	(9,329)	-	(10,103)

Impairment of unconsolidated entities, net of tax	(1,037)	-	1,037	-	-	(9,329)	-	9,329	-	-

Retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	(383)	-	-	-	(383)

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(1,031)	-	-	1,031	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(79)	-	-	79	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	(17)	-	-	17	-
Straight-line rent adjustment	-	-	-	-	-	6	-	-	(6)	-
Gain on disposition of rental properties	-	-	-	-	-	2,865	-	-	(2,865)	-
Deferred gain on disposition of Lumber Group	718	-	-	(718)	-	680	-	-	(680)	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$6,201	$-	$-	$-	$6,201	$(45,344)	$-	$-	$-	$(45,344)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Year Ended January 31, 2010 and 2009 (in thousands)

	Commercial Group 2009					Commercial Group 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$973,738	$44,001	$112,723	$813	$1,043,273	$966,783	$34,326	$112,059	$3,870	$1,048,386
Exclude straight-line rent adjustment	(19,596)	-	-	(12)	(19,608)	(6,571)	-	-	(153)	(6,724)

Adjusted revenues	954,142	44,001	112,723	801	1,023,665	960,212	34,326	112,059	3,717	1,041,662

Add interest and other income	19,574	(24)	800	-	20,398	8,737	450	2,217	7	10,511

Add equity in earnings (loss), including impairment of unconsolidated entities	(3,864)	-	3,862	-	(2)	(1,216)	(149)	919	-	(148)

Exclude gain on disposition of unconsolidated entities	-	-	-	-	-	(1,081)	-	1,081	-	-

Exclude impairment of unconsolidated entities	10,521	-	(10,521)	-	-	9,192	-	(9,192)	-	-

Exclude depreciation and amortization of unconsolidated entities	17,770	-	(17,770)	-	-	16,568	-	(16,568)	-	-

Adjusted total income	998,143	43,977	89,094	801	1,044,061	992,412	34,627	90,516	3,724	1,052,025

Operating expenses	481,624	20,758	60,013	320	521,199	506,604	12,373	59,367	1,291	554,889
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	6,465	-	-	-	6,465	6,186	-	-	-	6,186
Exclude straight-line rent adjustment	(6,452)	-	-	-	(6,452)	(6,368)	-	-	-	(6,368)
Exclude preference payment	(2,341)	-	-	-	(2,341)	(3,329)	-	-	-	(3,329)

Adjusted operating expenses	479,296	20,758	60,013	320	518,871	503,093	12,373	59,367	1,291	551,378

Net operating income	518,847	23,219	29,081	481	525,190	489,319	22,254	31,149	2,433	500,647

Interest expense	239,308	13,083	29,081	322	255,628	254,299	9,955	31,149	1,595	277,088

(Gain) loss on early extinguishment of debt	(24,219)	-	-	-	(24,219)	1,479	119	-	-	1,360

Preferred return on disposition	-	-	-	-	-	-	-	-	-	-

Noncontrolling interest in earnings before depreciation and amortization	10,136	10,136	-	-	-	12,180	12,180	-	-	-

Exclude retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	6,095	-	-	-	6,095

Add: Pre-Tax EBDT from discontinued operations	159	-	-	(159)	-	838	-	-	(838)	-

Pre-Tax EBDT	293,781	-	-	-	293,781	216,104	-	-	-	216,104

Income tax expense (benefit)	7,361	-	-	-	7,361	(5,472)	-	-	-	(5,472)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$286,420	$-	$-	$-	$286,420	$221,576	$-	$-	$-	$221,576

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$286,420	$-	$-	$-	$286,420	$221,576	$-	$-	$-	$221,576

Depreciation and amortization - Real Estate Groups	(210,591)	-	-	(107)	(210,698)	(210,113)	-	-	(860)	(210,973)

Amortization of mortgage procurement costs - Real Estate Groups	(12,251)	-	-	(5)	(12,256)	(10,027)	-	-	(28)	(10,055)

Deferred taxes - Real Estate Groups	(11,781)	-	-	(31)	(11,812)	(14,663)	-	-	(10)	(14,673)

Straight-line rent adjustment	13,144	-	-	12	13,156	203	-	-	153	356

Preference payment	(2,341)	-	-	-	(2,341)	(3,329)	-	-	-	(3,329)

Preferred return on disposition, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of rental properties and other investments, net of tax	-	-	-	2,784	2,784	-	-	663	-	663

Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	663	-	(663)	-	-

Impairment of real estate, net of tax	(10,241)	-	(6,441)	-	(16,682)	-	-	(5,606)	-	(5,606)

Impairment of unconsolidated entities, net of tax	(6,441)	-	6,441	-	-	(5,606)	-	5,606	-	-

Retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	6,095	-	-	-	6,095

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	(107)	-	-	107	-	(860)	-	-	860	-
Amortization of mortgage procurement costs - Real Estate Groups	(5)	-	-	5	-	(28)	-	-	28	-
Deferred taxes - Real Estate Groups	(31)	-	-	31	-	(10)	-	-	10	-
Straight-line rent adjustment	12	-	-	(12)	-	153	-	-	(153)	-
Gain on disposition of rental properties	2,784	-	-	(2,784)	-	-	-	-	-	-
Impairment of real estate, net of tax	-	-	-	-	-	-	-	-	-	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$48,571	$-	$-	$-	$48,571	$(15,946)	$-	$-	$-	$(15,946)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Year Ended January 31, 2010 and 2009 (in thousands) (continued)

	Residential Group 2009					Residential Group 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$263,217	$5,451	$178,530	$4,663	$440,959	$279,939	$19,431	$198,584	$13,306	$472,398
Exclude straight-line rent adjustment	(85)	-	-	-	(85)	(5)	-	-	-	(5)

Adjusted revenues	263,132	5,451	178,530	4,663	440,874	279,934	19,431	198,584	13,306	472,393

Add interest and other income	23,674	52	1,215	-	24,837	19,653	223	2,692	118	22,240

Add equity in earnings (loss), including impairment of unconsolidated entities	28,427	(76)	(28,154)	-	349	(250)	65	(375)	-	(690)

Exclude gain on disposition of unconsolidated entities	(49,761)	-	49,761	-	-	-	-	-	-	-

Exclude impairment of unconsolidated entities	24,303	-	(24,303)	-	-	9,443	-	(9,443)	-	-

Exclude depreciation and amortization of unconsolidated entities	27,801	-	(27,801)	-	-	20,647	-	(20,647)	-	-

Adjusted total income	317,576	5,427	149,248	4,663	466,060	329,427	19,719	170,811	13,424	493,943

Operating expenses	161,971	1,855	118,362	110	278,588	177,219	12,590	137,824	1,108	303,561
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	3,825	-	-	-	3,825	3,601	-	-	-	3,601
Exclude straight-line rent adjustment	1	-	-	-	1	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	165,797	1,855	118,362	110	282,414	180,820	12,590	137,824	1,108	307,162

Net operating income	151,779	3,572	30,886	4,553	183,646	148,607	7,129	32,987	12,316	186,781

Interest expense	27,962	1,403	29,756	1,862	58,177	36,887	1,537	31,997	5,615	72,962

(Gain) loss on early extinguishment of debt	1,799	-	1,130	-	2,929	4,372	-	51	-	4,423

Preferred return on disposition	-	-	-	-	-	939	-	(939)	-	-

Noncontrolling interest in earnings before depreciation and amortization	2,169	2,169	-	-	-	5,592	5,592	-	-	-

Exclude retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	1,213	-	-	-	1,213

Add: Pre-Tax EBDT from discontinued operations	2,691	-	-	(2,691)	-	6,701	-	-	(6,701)	-

Pre-Tax EBDT	122,540	-	-	-	122,540	108,183	-	-	-	108,183

Income tax expense (benefit)	(229)	-	-	-	(229)	(12,219)	-	-	-	(12,219)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$122,769	$-	$-	$-	$122,769	$120,402	$-	$-	$-	$120,402

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$122,769	$-	$-	$-	$122,769	$120,402	$-	$-	$-	$120,402

Depreciation and amortization - Real Estate Groups	(81,544)	-	-	(1,240)	(82,784)	(75,159)	-	-	(4,082)	(79,241)

Amortization of mortgage procurement costs - Real Estate Groups	(2,658)	-	-	(45)	(2,703)	(2,770)	-	-	(390)	(3,160)

Deferred taxes - Real Estate Groups	(11,743)	-	-	(443)	(12,186)	(17,840)	-	-	(1,291)	(19,131)

Straight-line rent adjustment	86	-	-	-	86	5	-	-	-	5

Preference payment	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition, net of tax	-	-	-	-	-	(576)	-	-	-	(576)

Gain on disposition of rental properties and other investments, net of tax	-	-	30,462	-	30,462	-	-	-	8,159	8,159

Gain on disposition of unconsolidated entities, net of tax	30,462	-	(30,462)	-	-	-	-	-	-	-

Impairment of real estate, net of tax	(3,616)	-	(14,877)	(5,984)	(24,477)	(774)	-	(5,795)	-	(6,569)

Impairment of unconsolidated entities, net of tax	(14,877)	-	14,877	-	-	(5,795)	-	5,795	-	-

Retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	1,213	-	-	-	1,213

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	(1,240)	-	-	1,240	-	(4,082)	-	-	4,082	-
Amortization of mortgage procurement costs - Real Estate Groups	(45)	-	-	45	-	(390)	-	-	390	-
Deferred taxes - Real Estate Groups	(443)	-	-	443	-	(1,291)	-	-	1,291	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	8,159	-	-	(8,159)	-
Impairment of real estate, net of tax	(5,984)	-	-	5,984	-	-	-	-	-	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$31,167	$-	$-	$-	$31,167	$21,102	$-	$-	$-	$21,102

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Year Ended January 31, 2010 and 2009 (in thousands) (continued)

	Land Development Group 2009					Land Development Group 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$20,267	$1,287	$11,776	$-	$30,756	$33,848	$2,375	$19,483	$-	$50,956
Exclude straight-line rent adjustment	-	-	-	-	-	3	-	-	-	3

Adjusted revenues	20,267	1,287	11,776	-	30,756	33,851	2,375	19,483	-	50,959

Add interest and other income	9,508	690	8	-	8,826	12,612	1,134	60	-	11,538

Add equity in earnings (loss), including impairment of unconsolidated entities	3,873	-	(3,428)	-	445	6,870	-	(5,276)	-	1,594

Exclude gain on disposition of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude impairment of unconsolidated entities	1,532	-	(1,532)	-	-	2,650	-	(2,650)	-	-

Exclude depreciation and amortization of unconsolidated entities	423	-	(423)	-	-	348	-	(348)	-	-

Adjusted total income	35,603	1,977	6,401	-	40,027	56,331	3,509	11,269	-	64,091

Operating expenses	33,119	1,556	8,326	-	39,889	52,878	3,688	10,731	-	59,921
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	477	-	-	-	477	539	-	-	-	539
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	33,596	1,556	8,326	-	40,366	53,417	3,688	10,731	-	60,460

Net operating income	2,007	421	(1,925)	-	(339)	2,914	(179)	538	-	3,631

Interest expense	2,109	275	(51)	-	1,783	(98)	132	538	-	308

(Gain) loss on early extinguishment of debt	(9,466)	-	(1,874)	-	(11,340)	-	-	-	-	-

Preferred return on disposition	-	-	-	-	-	-	-	-	-	-

Noncontrolling interest in earnings before depreciation and amortization	146	146	-	-	-	(311)	(311)	-	-	-

Exclude retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	332	-	-	-	332

Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	9,218	-	-	-	9,218	2,991	-	-	-	2,991

Income tax expense (benefit)	(3,610)	-	-	-	(3,610)	714	-	-	-	714

Earnings before depreciation, amortization and deferred taxes (EBDT)	$12,828	$-	$-	$-	$12,828	$2,277	$-	$-	$-	$2,277

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$12,828	$-	$-	$-	$12,828	$2,277	$-	$-	$-	$2,277

Depreciation and amortization - Real Estate Groups	(387)	-	-	-	(387)	(735)	-	-	-	(735)

Amortization of mortgage procurement costs - Real Estate Groups	(624)	-	-	-	(624)	(573)	-	-	-	(573)

Deferred taxes - Real Estate Groups	(7,987)	-	-	-	(7,987)	11,206	-	-	-	11,206

Straight-line rent adjustment	-	-	-	-	-	(3)	-	-	-	(3)

Preference payment	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of real estate, net of tax	(2,381)	-	(938)	-	(3,319)	-	-	(1,626)	-	(1,626)

Impairment of unconsolidated entities, net of tax	(938)	-	938	-	-	(1,626)	-	1,626	-	-

Retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	332	-	-	-	332

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-
Impairment of real estate, net of tax	-	-	-	-	-	-	-	-	-	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$511	$-	$-	$-	$511	$10,878	$-	$-	$-	$10,878

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Year Ended January 31, 2010 and 2009 (in thousands) (continued)

	The Nets 2009					The Nets 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$-	$-	$52,166	$-	$52,166	$-	$-	$50,171	$-	$50,171
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Adjusted revenues	-	-	52,166	-	52,166	-	-	50,171	-	50,171

Add interest and other income	-	-	287	-	287	-	-	158	-	158

Add equity in earnings (loss), including impairment of unconsolidated entities	(43,489)	-	43,489	-	-	(40,989)	-	40,989	-	-

Exclude gain on disposition of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude impairment of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude depreciation and amortization of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Adjusted total income	(43,489)	-	95,942	-	52,453	(40,989)	-	91,318	-	50,329

Operating expenses	-	-	72,384	-	72,384	-	-	64,383	-	64,383
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	-	-	15,494	-	15,494	-	-	20,862	-	20,862
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	-	-	87,878	-	87,878	-	-	85,245	-	85,245

Net operating income	(43,489)	-	8,064	-	(35,425)	(40,989)	-	6,073	-	(34,916)

Interest expense	-	-	8,064	-	8,064	-	-	6,073	-	6,073

(Gain) loss on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition	-	-	-	-	-	-	-	-	-	-

Noncontrolling interest in earnings before depreciation and amortization	-	-	-	-	-	-	-	-	-	-

Exclude retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	-	-	-	-	-

Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	(43,489)	-	-	-	(43,489)	(40,989)	-	-	-	(40,989)
Income tax expense (benefit)	(14,815)	-	-	-	(14,815)	(11,022)	-	-	-	(11,022)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(28,674)	$-	$-	$-	$(28,674)	$(29,967)	$-	$-	$-	$(29,967)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(28,674)	$-	$-	$-	$(28,674)	$(29,967)	$-	$-	$-	$(29,967)

Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-

Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-

Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-

Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Preference payment	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of real estate, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	-	-	-	-	-

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-
Impairment of real estate, net of tax	-	-	-	-	-	-	-	-	-	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(28,674)	$-	$-	$-	$(28,674)	$(29,967)	$-	$-	$-	$(29,967)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Year Ended January 31, 2010 and 2009 (in thousands) (continued)

	Corporate Activities 2009					Corporate Activities 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Adjusted revenues	-	-	-	-	-	-	-	-	-	-

Add interest and other income	1,249	-	-	-	1,249	1,415	-	-	-	1,415

Add equity in earnings (loss), including impairment of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude gain on disposition of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude impairment of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude depreciation and amortization of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Adjusted total income	1,249	-	-	-	1,249	1,415	-	-	-	1,415

Operating expenses	39,857	-	-	-	39,857	44,097	-	-	-	44,097
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	2,713	-	-	-	2,713	3,030	-	-	-	3,030
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	42,570	-	-	-	42,570	47,127	-	-	-	47,127

Net operating income	(41,321)	-	-	-	(41,321)	(45,712)	-	-	-	(45,712)

Interest expense	80,891	-	-	-	80,891	73,250	-	-	-	73,250

(Gain) loss on early extinguishment of debt	(4,683)	-	-	-	(4,683)	(3,692)	-	-	-	(3,692)

Preferred return on disposition	-	-	-	-	-	-	-	-	-	-

Noncontrolling interest in earnings before depreciation and amortization	-	-	-	-	-	-	-	-	-	-

Exclude retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	(9,183)	-	-	-	(9,183)

Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	(117,529)	-	-	-	(117,529)	(106,087)	-	-	-	(106,087)

Income tax expense (benefit)	(25,292)	-	-	-	(25,292)	(10,736)	-	-	-	(10,736)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(92,237)	$-	$-	$-	$(92,237)	$(95,351)	$-	$-	$-	$(95,351)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(92,237)	$-	$-	$-	$(92,237)	$(95,351)	$-	$-	$-	$(95,351)

Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-

Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-

Deferred taxes - Real Estate Groups	9,293	-	-	-	9,293	4,448	-	-	-	4,448

Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Preference payment	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of rental properties and other investments, net of tax	-	-	-	718	718	92	-	-	680	772

Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of real estate, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	(9,183)	-	-	-	(9,183)

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-
Impairment of real estate, net of tax	-	-	-	-	-	-	-	-	-	-
Deferred gain on disposition of Lumber Group	718	-	-	(718)	-	680	-	-	(680)	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(82,226)	$-	$-	$-	$(82,226)	$(99,314)	$-	$-	$-	$(99,314)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Year Ended January 31, 2010 and 2009 (in thousands) (continued)

	Total 2009					Total 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$1,257,222	$50,739	$355,195	$5,476	$1,567,154	$1,280,570	$56,132	$380,297	$17,176	$1,621,911
Exclude straight-line rent adjustment	(19,681)	-	-	(12)	(19,693)	(6,573)	-	-	(153)	(6,726)

Adjusted revenues	1,237,541	50,739	355,195	5,464	1,547,461	1,273,997	56,132	380,297	17,023	1,615,185

Add interest and other income	54,005	718	2,310	-	55,597	42,417	1,807	5,127	125	45,862

Add equity in earnings (loss), including impairment of unconsolidated entities	(15,053)	(76)	15,769	-	792	(35,585)	(84)	36,257	-	756

Exclude gain on disposition of unconsolidated entities	(49,761)	-	49,761	-	-	(1,081)	-	1,081	-	-

Exclude impairment of unconsolidated entities	36,356	-	(36,356)	-	-	21,285	-	(21,285)	-	-

Exclude depreciation and amortization of unconsolidated entities	45,994	-	(45,994)	-	-	37,563	-	(37,563)	-	-

Adjusted total income	1,309,082	51,381	340,685	5,464	1,603,850	1,338,596	57,855	363,914	17,148	1,661,803

Operating expenses	716,571	24,169	259,085	430	951,917	780,798	28,651	272,305	2,399	1,026,851
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	13,480	-	15,494	-	28,974	13,356	-	20,862	-	34,218
Exclude straight-line rent adjustment	(6,451)	-	-	-	(6,451)	(6,368)	-	-	-	(6,368)
Exclude preference payment	(2,341)	-	-	-	(2,341)	(3,329)	-	-	-	(3,329)

Adjusted operating expenses	721,259	24,169	274,579	430	972,099	784,457	28,651	293,167	2,399	1,051,372

Net operating income	587,823	27,212	66,106	5,034	631,751	554,139	29,204	70,747	14,749	610,431

Interest expense	350,270	14,761	66,850	2,184	404,543	364,338	11,624	69,757	7,210	429,681

(Gain) loss on early extinguishment of debt	(36,569)	-	(744)	-	(37,313)	2,159	119	51	-	2,091

Preferred return on disposition	-	-	-	-	-	939	-	(939)	-	-

Noncontrolling interest in earnings before depreciation and amortization	12,451	12,451	-	-	-	17,461	17,461	-	-	-

Exclude retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	(1,543)	-	-	-	(1,543)

Add: Pre-Tax EBDT from discontinued operations	2,850	-	-	(2,850)	-	7,539	-	-	(7,539)	-

Pre-Tax EBDT	264,521	-	-	-	264,521	180,202	-	-	-	180,202

Income tax expense (benefit)	(36,585)	-	-	-	(36,585)	(38,735)	-	-	-	(38,735)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$301,106	$-	$-	$-	$301,106	$218,937	$-	$-	$-	$218,937

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$301,106	$-	$-	$-	$301,106	$218,937	$-	$-	$-	$218,937

Depreciation and amortization - Real Estate Groups	(292,522)	-	-	(1,347)	(293,869)	(286,007)	-	-	(4,942)	(290,949)

Amortization of mortgage procurement costs - Real Estate Groups	(15,533)	-	-	(50)	(15,583)	(13,370)	-	-	(418)	(13,788)

Deferred taxes - Real Estate Groups	(22,218)	-	-	(474)	(22,692)	(16,849)	-	-	(1,301)	(18,150)

Straight-line rent adjustment	13,230	-	-	12	13,242	205	-	-	153	358

Preference payment	(2,341)	-	-	-	(2,341)	(3,329)	-	-	-	(3,329)

Preferred return on disposition, net of tax	-	-	-	-	-	(576)	-	-	-	(576)

Gain on disposition of rental properties and other investments, net of tax	-	-	30,462	3,502	33,964	92	-	663	8,839	9,594

Gain on disposition of unconsolidated entities, net of tax	30,462	-	(30,462)	-	-	663	-	(663)	-	-

Impairment of real estate, net of tax	(16,238)	-	(22,256)	(5,984)	(44,478)	(774)	-	(13,027)	-	(13,801)

Impairment of unconsolidated entities, net of tax	(22,256)	-	22,256	-	-	(13,027)	-	13,027	-	-

Retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	(1,543)	-	-	-	(1,543)

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	(1,347)	-	-	1,347	-	(4,942)	-	-	4,942	-
Amortization of mortgage procurement costs - Real Estate Groups	(50)	-	-	50	-	(418)	-	-	418	-
Deferred taxes - Real Estate Groups	(474)	-	-	474	-	(1,301)	-	-	1,301	-
Straight-line rent adjustment	12	-	-	(12)	-	153	-	-	(153)	-
Gain on disposition of rental properties	2,784	-	-	(2,784)	-	8,159	-	-	(8,159)	-
Impairment of real estate, net of tax	(5,984)	-	-	5,984	-	-	-	-	-	-
Deferred gain on disposition of Lumber Group	718	-	-	(718)	-	680	-	-	(680)	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(30,651)	$-	$-	$-	$(30,651)	$(113,247)	$-	$-	$-	$(113,247)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
January 31, 2010
COMMERCIAL GROUP
OFFICE BUILDINGS

	Date of						Leasable
	Opening/					Leasable	Square
	Acquisition/	Legal	Pro-Rata			Square	Feet at Pro-
Name	Expansion	Ownership (1)	Ownership (2)	Location	Major Tenants	Feet	Rata %

Consolidated Office Buildings
2 Hanson Place	2004	100.00%	100.00%	Brooklyn, NY	Bank of New York, HSBC	399,000	399,000
250 Huron	1991	100.00%	100.00%	Cleveland, OH	Leasing in progress	119,000	119,000
3055 Roslyn (formerly Stapleton Medical Office Building)	2006	90.00%	90.00%	Denver, CO	University of Colorado Hospital	45,000	41,000
35 Landsdowne Street	2002	100.00%	100.00%	Cambridge, MA	Millennium Pharmaceuticals	202,000	202,000
40 Landsdowne Street	2003	100.00%	100.00%	Cambridge, MA	Millennium Pharmaceuticals	215,000	215,000
45/75 Sidney Street	1999	100.00%	100.00%	Cambridge, MA	Millennium Pharmaceuticals; Novartis	277,000	277,000
4930 Oakton	2006	100.00%	100.00%	Skokie, IL	Sanford Brown College	40,000	40,000
65/80 Landsdowne Street	2001	100.00%	100.00%	Cambridge, MA	Partners HealthCare System	122,000	122,000
88 Sidney Street	2002	100.00%	100.00%	Cambridge, MA	Alkermes, Inc.	145,000	145,000
Ballston Common Office Center	2005	100.00%	100.00%	Arlington, VA	US Coast Guard	174,000	174,000
Colorado Studios	2007	90.00%	90.00%	Denver, CO	Colorado Studios	75,000	68,000
Commerce Court	2007	100.00%	100.00%	Pittsburgh, PA	US Bank; Wesco Distributors; Cardworks Services; Marc USA	379,000	379,000
Edgeworth Building	2006	100.00%	100.00%	Richmond, VA	Hirschler Fleischer; Ernst and Young	137,000	137,000
Eleven MetroTech Center	1995	85.00%	85.00%	Brooklyn, NY	City of New York - DoITT; E-911	216,000	184,000
Fairmont Plaza	1998	85.00%	85.00%	San Jose, CA	Littler Mendelson; Merrill Lynch; UBS Financial; Camera 12 Cinemas; Accenture	405,000	344,000
Fifteen MetroTech Center	2003	95.00%	95.00%	Brooklyn, NY	Wellchoice, Inc.; City of New York - HRA	650,000	618,000
Halle Building	1986	100.00%	100.00%	Cleveland, OH	Case Western Reserve University; Grant Thornton; CEOGC	409,000	409,000
Harlem Center	2003	100.00%	100.00%	Manhattan, NY	Office of General Services-Temporary Disability & Assistance; State Liquor Authority	147,000	147,000
(3) Higbee Building	1990	100.00%	100.00%	Cleveland, OH	Greater Cleveland Partnership; Key Bank	815,000	815,000
Illinois Science and Technology Park
- 4901 Searle (A)	2006	100.00%	100.00%	Skokie, IL	Northshore University Health System	224,000	224,000
- 8025 Lamon (P)	2006	100.00%	100.00%	Skokie, IL	NanoInk, Inc.; Midwest Bio Research; Vetter Development Services	128,000	128,000
- 8045 Lamon (Q)	2007	100.00%	100.00%	Skokie, IL	Astellas; Polyera	161,000	161,000
Jackson Building	1987	100.00%	100.00%	Cambridge, MA	Ariad Pharmaceuticals	99,000	99,000
Johns Hopkins - 855 North Wolfe Street	2008	76.60%	76.60%	East Baltimore, MD	Johns Hopkins; Brain Institute; Howard Hughes Institute	279,000	214,000
New York Times	2007	100.00%	100.00%	Manhattan, NY	ClearBridge Advisors, LLC, a Legg Mason Co.; Covington & Burling; Osler Hoskin; Seyfarth Shaw	738,000	738,000
Nine MetroTech Center North	1997	85.00%	85.00%	Brooklyn, NY	City of New York - Fire Department	317,000	269,000
One MetroTech Center	1991	82.50%	82.50%	Brooklyn, NY	JP Morgan Chase; National Grid	937,000	773,000
One Pierrepont Plaza	1988	100.00%	100.00%	Brooklyn, NY	Morgan Stanley; Goldman Sachs; U.S. Probation	659,000	659,000

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
January 31, 2010
COMMERCIAL GROUP
OFFICE BUILDINGS (continued)

	Date of						Leasable
	Opening/					Leasable	Square
	Acquisition/	Legal	Pro-Rata			Square	Feet at Pro-
Name	Expansion	Ownership (1)	Ownership (2)	Location	Major Tenants	Feet	Rata %

Consolidated Office Buildings (continued)
Post Office Plaza	1990	100.00%	100.00%	Cleveland, OH	Washington Group; Chase Manhattan Mortgage Corp; Educational Loan Servicing Corp; Quicken Loans	476,000	476,000
Richards Building	1990	100.00%	100.00%	Cambridge, MA	Genzyme Biosurgery; Alkermes, Inc.	126,000	126,000
Richmond Office Park	2007	100.00%	100.00%	Richmond, VA	The Brinks Co.; Wachovia Bank	568,000	568,000
Skylight Office Tower	1991	92.50%	100.00%	Cleveland, OH	Cap Gemini; Ulmer & Berne, LLP	321,000	321,000
Ten MetroTech Center	1992	100.00%	100.00%	Brooklyn, NY	Internal Revenue Service	365,000	365,000
Terminal Tower	1983	100.00%	100.00%	Cleveland, OH	Forest City Enterprises, Inc.; Cuyahoga Community College	589,000	589,000
Twelve MetroTech Center	2004	100.00%	100.00%	Brooklyn, NY	National Union Fire Insurance Co.	177,000	177,000
Two MetroTech Center	1990	82.50%	82.50%	Brooklyn, NY	Securities Industry Automation Corp.; City of New York - Board of Education	522,000	431,000
University of Pennsylvania	2004	100.00%	100.00%	Philadelphia, PA	University of Pennsylvania	122,000	122,000
* Waterfront Station - East 4th & West 4th Bldgs	2010	45.00%	45.00%	Washington, D.C.	Washington, D.C. Government	631,000	284,000

Consolidated Office Buildings Subtotal						12,410,000	11,559,000

Unconsolidated Office Buildings
350 Massachusetts Ave	1998	50.00%	50.00%	Cambridge, MA	Star Market; Tofias; Novartis	169,000	85,000
(3) 818 Mission Street	2008	50.00%	50.00%	San Francisco, CA	Denny’s	28,000	14,000
Bulletin Building	2006	50.00%	50.00%	San Francisco, CA	Great West Life and Annuity; Corinthian School	78,000	39,000
Chagrin Plaza I & II	1969	66.67%	66.67%	Beachwood, OH	Nine Sigma; Benihana; H&R Block	113,000	75,000
Clark Building	1989	50.00%	50.00%	Cambridge, MA	Sanofi Pasteur Acambis	122,000	61,000
Enterprise Place	1998	50.00%	50.00%	Beachwood, OH	University of Phoenix; Advance Payroll; PS Executive Centers	132,000	66,000
Liberty Center	1986	50.00%	50.00%	Pittsburgh, PA	Federated Investors; Direct Energy Business	526,000	263,000
Mesa del Sol - 5600 University SE (formerly Advent Solar)	2006	47.50%	47.50%	Albuquerque, NM	Applied Materials	87,000	41,000
Mesa del Sol - Aperture Center (Town Center)	2008	47.50%	47.50%	Albuquerque, NM	Leasing in progress	76,000	36,000
Mesa del Sol - Fidelity	2008/2009	47.50%	47.50%	Albuquerque, NM	Fidelity Investments	210,000	100,000
Signature Square I	1986	50.00%	50.00%	Beachwood, OH	Ciuni & Panichi; PCC Airfoils; Liberty Bank	79,000	40,000
Signature Square II	1989	50.00%	50.00%	Beachwood, OH	Pro Ed Communications; Goldberg Co.; Resillience Mgt.	82,000	41,000

Unconsolidated Office Buildings Subtotal						1,702,000	861,000

Total Office Buildings at January 31, 2010						14,112,000	12,420,000

Total Office Buildings at January 31, 2009						14,093,000	12,404,000

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
January 31, 2010
COMMERCIAL GROUP
RETAIL CENTERS

	Date of						Total		Gross
	Opening/					Total	Square	Gross	Leasable
	Acquisition/	Legal	Pro-Rata			Square	Feet at Pro-	Leasable	Area at Pro-
Name	Expansion	Ownership (1)	Ownership (2)	Location	Major Tenants	Feet	Rata %	Area	Rata %

Consolidated Regional Malls
Antelope Valley Mall	1990/1999	78.00%	78.00%	Palmdale, CA	Sears; JCPenney; Harris Gottschalks; Dillard’s; Forever 21; Cinemark Theatre	1,196,000	933,000	363,000	283,000
Ballston Common Mall	1986/1999	100.00%	100.00%	Arlington, VA	Macy’s; Sport & Health; Regal Cinemas	579,000	579,000	311,000	311,000
Galleria at Sunset	1996/2002	100.00%	100.00%	Henderson, NV	Dillard’s; Macy’s; JCPenney; Dick’s Sporting Goods; Kohl’s	1,048,000	1,048,000	412,000	412,000
Mall at Robinson	2001	56.67%	100.00%	Pittsburgh, PA	Macy’s; Sears; JCPenney; Dick’s Sporting Goods	880,000	880,000	384,000	384,000
Mall at Stonecrest	2001	66.67%	66.67%	Atlanta, GA	Kohl’s; Sears; JCPenney; Dillard’s; AMC Theatre, Macy’s	1,226,000	817,000	397,000	265,000
Northfield at Stapleton	2005/2006	95.00%	100.00%	Denver, CO	Bass Pro; Target; Harkins Theatre; JCPenney; Macy’s	1,127,000	1,127,000	664,000	664,000
Orchard Town Center	2008	100.00%	100.00%	Westminster, CO	JCPenney; Macy’s; Target; AMC Theatre	1,018,000	1,018,000	482,000	482,000
Promenade Bolingbrook	2007	100.00%	100.00%	Bolingbrook, IL	Bass Pro; Macy’s; Village Roadshow	771,000	771,000	575,000	575,000
++ Promenade in Temecula	1999/2002/2009	75.00%	100.00%	Temecula, CA	JCPenney; Sears; Macy’s; Edwards Cinema	1,275,000	1,275,000	540,000	540,000
^* Ridge Hill	2011/2012	70.00%	100.00%	Yonkers, NY	National Amusements; Whole Foods; LL Bean; Cheesecake Factory	1,336,000	1,336,000	1,336,000	1,336,000
Shops at Wiregrass	2008	50.00%	100.00%	Tampa, FL	JCPenney; Dillard’s; Macy’s	734,000	734,000	349,000	349,000
Short Pump Town Center	2003/2005	50.00%	100.00%	Richmond, VA	Nordstrom; Macy’s; Dillard’s; Dick’s Sporting Goods	1,303,000	1,303,000	591,000	591,000
Simi Valley Town Center	2005	85.00%	100.00%	Simi Valley, CA	Macy’s	612,000	612,000	351,000	351,000
South Bay Galleria	1985/2001	100.00%	100.00%	Redondo Beach, CA	Macy’s; Nordstrom; Kohl’s	956,000	956,000	389,000	389,000
Victoria Gardens	2004/2007	80.00%	80.00%	Rancho Cucamonga, CA	Bass Pro; Macy’s; JCPenney; AMC Theater	1,401,000	1,121,000	829,000	663,000

Consolidated Regional Malls Subtotal						15,462,000	14,510,000	7,973,000	7,595,000

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
January 31, 2010
COMMERCIAL GROUP
RETAIL CENTERS (continued)

	Date of						Total		Gross
	Opening/					Total	Square	Gross	Leasable
	Acquisition/	Legal	Pro-Rata			Square	Feet at Pro-	Leasable	Area at Pro-
Name	Expansion	Ownership (1)	Ownership (2)	Location	Major Tenants	Feet	Rata %	Area	Rata %

Consolidated Specialty Retail Centers
42nd Street	1999	100.00%	100.00%	Manhattan, NY	AMC Theatres; Madame Tussaud’s Wax Museum; Modell’s; Dave & Buster’s	312,000	312,000	312,000	312,000
Atlantic Center	1996	100.00%	100.00%	Brooklyn, NY	Pathmark; OfficeMax; Old Navy; Marshall’s; Sterns; NYC - Dept of Motor Vehicles	393,000	393,000	393,000	393,000
Atlantic Center Site V	1998	100.00%	100.00%	Brooklyn, NY	Modell’s	17,000	17,000	17,000	17,000
Atlantic Terminal	2004	100.00%	100.00%	Brooklyn, NY	Target; Designer Shoe Warehouse; Chuck E. Cheese’s; Daffy’s; Guitar Center	371,000	371,000	371,000	371,000
Avenue at Tower City Center	1990	100.00%	100.00%	Cleveland, OH	Hard Rock Café; Morton’s of Chicago; Cleveland Cinemas	365,000	365,000	365,000	365,000
Brooklyn Commons	2004	100.00%	100.00%	Brooklyn, NY	Lowe’s	151,000	151,000	151,000	151,000
Bruckner Boulevard	1996	100.00%	100.00%	Bronx, NY	Conway; Old Navy; Marshall’s	113,000	113,000	113,000	113,000
Columbia Park Center	1999	75.00%	75.00%	North Bergen, NJ	Shop Rite; Old Navy; Staples; Bally’s; Shopper’s World; Phoenix Theatres; Sixth Avenue Electronics	347,000	260,000	347,000	260,000
Court Street	2000	100.00%	100.00%	Brooklyn, NY	United Artists; Barnes & Noble	102,000	102,000	102,000	102,000
Eastchester	2000	100.00%	100.00%	Bronx, NY	Pathmark	63,000	63,000	63,000	63,000
Forest Avenue	2000	100.00%	100.00%	Staten Island, NY	United Artists	70,000	70,000	70,000	70,000
Gun Hill Road	1997	100.00%	100.00%	Bronx, NY	Home Depot; Chuck E. Cheese’s	147,000	147,000	147,000	147,000
Harlem Center	2002	100.00%	100.00%	Manhattan, NY	Marshall’s; CVS/Pharmacy; Staples; H&M; Planet Fitness	126,000	126,000	126,000	126,000
Kaufman Studios	1999	100.00%	100.00%	Queens, NY	United Artists Theatres	84,000	84,000	84,000	84,000
Market at Tobacco Row	2002	100.00%	100.00%	Richmond, VA	Rich Foods; CVS/Pharmacy	43,000	43,000	43,000	43,000
Northern Boulevard	1997	100.00%	100.00%	Queens, NY	Stop & Shop; Marshall’s; Old Navy; AJ Wright; Guitar Center	218,000	218,000	218,000	218,000
Quartermaster Plaza	2004	100.00%	100.00%	Philadelphia, PA	Home Depot; BJ’s Wholesale; Staples; PetSmart; Walgreen’s	456,000	456,000	456,000	456,000
Quebec Square	2002	90.00%	90.00%	Denver, CO	Wal-Mart; Home Depot; Sam’s Club; Ross Dress for Less; Office Depot; PetSmart	739,000	665,000	217,000	195,000
Queens Place	2001	100.00%	100.00%	Queens, NY	Target; Best Buy; Macy’s Furniture; Designer Shoe Warehouse	455,000	455,000	221,000	221,000
Richmond Avenue	1998	100.00%	100.00%	Staten Island, NY	Staples	76,000	76,000	76,000	76,000
Saddle Rock Village	2005	80.00%	100.00%	Aurora, CO	Target; JoAnn Fabrics; PetSmart; OfficeMax	294,000	294,000	97,000	97,000
(3) South Bay Southern Center	1978	100.00%	100.00%	Redondo Beach, CA	Leasing in progress	78,000	78,000	78,000	78,000
Station Square	1994/2002	100.00%	100.00%	Pittsburgh, PA	Hard Rock Café; Grand Concourse Restaurant; Buca Di Beppo	291,000	291,000	291,000	291,000
* Village at Gulfstream	2010	50.00%	50.00%	Hallandale Beach, FL	Crate & Barrel; The Container Score; Texas de Brazil; Cadillac Ranch	510,000	255,000	510,000	255,000
White Oak Village	2008	50.00%	100.00%	Richmond, VA	Target; Lowe’s; Sam’s Club; JCPenney; OfficeMax; PetSmart; Ukrops	843,000	843,000	295,000	295,000
Woodbridge Crossing	2002	100.00%	100.00%	Woodbridge, NJ	Modell’s; Thomasville Furniture; Party City	284,000	284,000	284,000	284,000

Consolidated Specialty Retail Centers Subtotal						6,948,000	6,532,000	5,447,000	5,083,000

Consolidated Retail Centers Total						22,410,000	21,042,000	13,420,000	12,678,000

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
January 31, 2010
COMMERCIAL GROUP
RETAIL CENTERS (continued)

	Date of						Total		Gross
	Opening/					Total	Square	Gross	Leasable
	Acquisition/	Legal	Pro-Rata			Square	Feet at Pro-	Leasable	Area at Pro-
Name	Expansion	Ownership (1)	Ownership (2)	Location	Major Tenants	Feet	Rata %	Area	Rata %

Unconsolidated Regional Malls
Boulevard Mall	1996/2000	50.00%	50.00%	Amherst, NY	JCPenney; Macy’s; Sears; Michael’s	912,000	456,000	336,000	168,000
Charleston Town Center	1983	50.00%	50.00%	Charleston, WV	Macy’s; JCPenney; Sears; Brickstreet Insurance	897,000	449,000	363,000	182,000
San Francisco Centre	2006	50.00%	50.00%	San Francisco, CA	Nordstrom; Bloomingdale’s; Century Theaters; San Francisco State University; Microsoft	1,462,000	731,000	788,000	394,000

Unconsolidated Regional Malls Subtotal						3,271,000	1,636,000	1,487,000	744,000

Unconsolidated Specialty Retail Centers
* East River Plaza	2009/2010	35.00%	50.00%	Manhattan, NY	Costco; Target; Best Buy; Marshall’s; PetsMart; Bob’s Furniture; Old Navy	527,000	264,000	527,000	264,000
Golden Gate	1958	50.00%	50.00%	Mayfield Heights, OH	OfficeMax; Old Navy; Marshall’s; Cost Plus; HH Gregg; PetSmart	361,000	181,000	361,000	181,000
Marketplace at Riverpark	1996	50.00%	50.00%	Fresno, CA	JCPenney; Best Buy; Marshall’s; OfficeMax; Old Navy; Target; Sports Authority	471,000	236,000	296,000	148,000
(3) Metreon	2006	50.00%	50.00%	San Francisco, CA	AMC Loews	279,000	140,000	279,000	140,000
Plaza at Robinson Town Center	1989	50.00%	50.00%	Pittsburgh, PA	T.J. Maxx; Marshall’s; IKEA; Value City; JoAnn Fabrics; OfficeMax	507,000	254,000	507,000	254,000

Unconsolidated Specialty Retail Centers Subtotal						2,145,000	1,075,000	1,970,000	987,000

Unconsolidated Retail Centers Total						5,416,000	2,711,000	3,457,000	1,731,000

Total Retail Centers at January 31, 2010						27,826,000	23,753,000	16,877,000	14,409,000

Total Retail Centers at January 31, 2009						27,007,000	23,409,000	16,913,000	14,587,000

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
January 31, 2010
COMMERCIAL GROUP
HOTELS

	Date of
	Opening/
	Acquisition/	Legal	Pro-Rata			Hotel Rooms at
Name	Expansion	Ownership (1)	Ownership (2)	Location	Rooms	Pro-Rata %

Consolidated Hotels
Charleston Marriott	1983	95.00%	100.00%	Charleston, WV	352	352
Ritz-Carlton, Cleveland	1990	100.00%	100.00%	Cleveland, OH	206	206
Sheraton Station Square	1998/2001	100.00%	100.00%	Pittsburgh, PA	399	399

Consolidated Hotels Subtotal					957	957

Unconsolidated Hotels
Courtyard by Marriott	1985	3.97%	3.97%	Detroit, MI	260	10
Westin Convention Center	1986	50.00%	50.00%	Pittsburgh, PA	616	308

Unconsolidated Hotels Subtotal					876	318

Total Hotel Rooms at January 31, 2010					1,833	1,275

Total Hotel Rooms at January 31, 2009					1,833	1,275

Est. Seating
								Est. Seating	Capacity for
								Capacity for	NBA
						Total	Total Square	NBA	Basketball
ARENA						Square	Feet at Pro-Rata	Basketball	Event at
					Major Tenants	Feet	%	Event	Pro-Rata %

* Barclays Center	2012	23.28%	23.28%	Brooklyn, NY	The Nets NBA Team	670,000	156,000	18,000	4,190

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
January 31, 2010
RESIDENTIAL GROUP
APARTMENTS

Name	Date of Opening/ Acquisition/ Expansion	Legal Ownership (1)	Pro-Rata Ownership (2)	Location	Leasable Units	Leasable Units at Pro-Rata %

Consolidated Apartment Communities
100 Landsdowne Street	2005	100.00%	100.00%	Cambridge, MA	203	203
101 San Fernando	2000	100.00%	95.00%	San Jose, CA	323	307
1251 S. Michigan	2006	0.01%	100.00%	Chicago, IL	91	91
^+ 80 DeKalb	2009/2010	80.00%	100.00%	Brooklyn, NY	365	365
American Cigar Company	2000	100.00%	100.00%	Richmond, VA	171	171
Ashton Mill	2005	90.00%	100.00%	Cumberland, RI	193	193
Autumn Ridge	2002	100.00%	100.00%	Sterling Heights, MI	251	251
^* Beekman	2011/2012	49.00%	70.00%	Manhattan, NY	904	633
Botanica on the Green (East 29th Avenue Town Center)	2004	90.00%	90.00%	Denver, CO	78	70
Botanica II	2007	90.00%	90.00%	Denver, CO	154	139
Bowin	1998	95.05%	95.05%	Detroit, MI	193	183
Cambridge Towers	2002	100.00%	100.00%	Detroit, MI	250	250
Cameron Kinney	2007	100.00%	100.00%	Richmond, VA	259	259
Consolidated-Carolina	2003	89.99%	100.00%	Richmond, VA	158	158
Coraopolis Towers	2002	80.00%	80.00%	Coraopolis, PA	200	160
Crescent Flats (East 29th Avenue Town Center)	2004	90.00%	90.00%	Denver, CO	66	59
Cutter’s Ridge at Tobacco Row	2006	100.00%	100.00%	Richmond, VA	12	12
Donora Towers	2002	100.00%	100.00%	Donora, PA	103	103
Drake	1998	95.05%	95.05%	Philadelphia, PA	284	270
Easthaven at the Village	1994/1995	100.00%	100.00%	Beachwood, OH	360	360
Emerald Palms	1996/2004	100.00%	100.00%	Miami, FL	505	505
Grand	1999	85.50%	85.50%	North Bethesda, MD	549	469
Grand Lowry Lofts	2000	100.00%	100.00%	Denver, CO	261	261
Grove	2003	100.00%	100.00%	Ontario, CA	101	101
^ Hamel Mill Lofts	2008/2010	90.00%	100.00%	Haverhill, MA	305	305
Heritage	2002	100.00%	100.00%	San Diego, CA	230	230
Independence Place I	1973	50.00%	50.00%	Parma Heights, OH	202	101
Independence Place II	2003	100.00%	100.00%	Parma Heights, OH	201	201
Kennedy Biscuit Lofts	1990	98.90%	100.00%	Cambridge, MA	142	142

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
January 31, 2010
RESIDENTIAL GROUP
APARTMENTS (continued)

Name	Date of Opening/ Acquisition/ Expansion	Legal Ownership (1)	Pro-Rata Ownership (2)	Location	Leasable Units	Leasable Units at Pro-Rata %

Consolidated Apartment Communities (continued)
Knolls	1995	1.00%	95.00%	Orange, CA	260	247
Lakeland	1998	95.10%	95.10%	Waterford, MI	200	190
Lenox Club	1991	95.00%	95.00%	Arlington, VA	385	366
Lenox Park	1992	95.00%	95.00%	Silver Spring, MD	406	386
Lofts 23	2005	100.00%	100.00%	Cambridge, MA	51	51
Lofts at 1835 Arch	2001	95.05%	95.05%	Philadelphia, PA	191	182
Lucky Strike	2008	88.98%	100.00%	Richmond, VA	131	131
Mercantile Place on Main	2008	100.00%	100.00%	Dallas, TX	366	366
Metro 417	2005	75.00%	100.00%	Los Angeles, CA	277	277
Metropolitan	1989	100.00%	100.00%	Los Angeles, CA	270	270
Midtown Towers	1969	100.00%	100.00%	Parma, OH	635	635
Museum Towers	1997	100.00%	100.00%	Philadelphia, PA	286	286
+ North Church Towers	2009	100.00%	100.00%	Parma Heights, OH	399	399
Oceanpointe Towers	1980	6.35%	100.00%	Long Branch, NJ	151	151
One Franklintown	1988	100.00%	100.00%	Philadelphia, PA	335	335
Parmatown Towers and Gardens	1972-1973	100.00%	100.00%	Parma, OH	412	412
Pavilion	1992	95.00%	95.00%	Chicago, IL	1,114	1,058
Plymouth Square	2003	100.00%	100.00%	Detroit, MI	280	280
* Presidio Landmark	2010	100.00%	100.00%	San Francisco, CA	161	161
Queenswood	1990	93.36%	93.36%	Corona, NY	296	276
Sky55	2006	100.00%	100.00%	Chicago, IL	411	411
Southfield	2002	100.00%	100.00%	Whitemarsh, MD	212	212
Village Center	1983	100.00%	100.00%	Detroit, MI	254	254
Wilson Building	2007	100.00%	100.00%	Dallas, TX	143	143

Consolidated Apartment Communities Subtotal					14,740	14,031

Consolidated Supported-Living Apartments
Forest Trace	2000	100.00%	100.00%	Lauderhill, FL	322	322

Consolidated Supported-Living Apartments Subtotal					322	322

Consolidated Apartments Total					15,062	14,353

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
January 31, 2010
RESIDENTIAL GROUP
APARTMENTS (continued)

Name	Date of Opening/ Acquisition/ Expansion	Legal Ownership (1)	Pro-Rata Ownership (2)	Location	Leasable Units	Leasable Units at Pro-Rata %

Unconsolidated Apartment Communities
Arbor Glen	2001-2007	50.00%	50.00%	Twinsburg, OH	288	144
Barrington Place	2008	49.00%	49.00%	Raleigh, NC	274	134
Bayside Village	1988-1989	50.00%	50.00%	San Francisco, CA	862	431
Big Creek	1996-2001	50.00%	50.00%	Parma Heights, OH	516	258
Brookpark Place	1976	100.00%	100.00%	Wheeling, WV	152	152
Brookview Place	1979	3.00%	3.00%	Dayton, OH	232	7
Buckeye Towers	1976	10.91%	5.95%	New Boston, OH	120	7
Burton Place	2000	90.00%	90.00%	Burton, MI	200	180
Camelot	1967	50.00%	50.00%	Parma Heights, OH	151	76
Canton Towers	1978	10.91%	4.30%	Canton, OH	199	9
Carl D. Perkins	2002	100.00%	100.00%	Pikeville, KY	150	150
Cedar Place	1974	2.98%	100.00%	Lansing, MI	220	220
Cherry Tree	1996-2000	50.00%	50.00%	Strongsville, OH	442	221
Chestnut Lake	1969	50.00%	50.00%	Strongsville, OH	789	395
^+ Cobblestone Court Apartments	2006-2009	50.00%	50.00%	Painesville, OH	400	200
Colonial Grand	2003	50.00%	50.00%	Tampa, FL	176	88
Connellsville Towers	1981	9.59%	9.59%	Connellsville, PA	111	11
Coppertree	1998	50.00%	50.00%	Mayfield Heights, OH	342	171
Deer Run	1987-1990	43.03%	43.03%	Twinsburg, OH	562	242
Eaton Ridge	2002-2004	50.00%	50.00%	Sagamore Hills, OH	260	130
Farmington Place	1980	100.00%	100.00%	Farmington, MI	153	153
Fenimore Court	1982	7.06%	50.00%	Detroit, MI	144	72
Fort Lincoln II	1979	45.00%	45.00%	Washington, D.C.	176	79
Fort Lincoln III & IV	1981	24.90%	24.90%	Washington, D.C.	306	76
Frenchtown Place	1975	8.24%	100.00%	Monroe, MI	151	151
Glendora Gardens	1983	1.99%	99.00%	Glendora, CA	105	104
Hamptons	1969	50.00%	50.00%	Beachwood, OH	651	326
Hunter’s Hollow	1990	50.00%	50.00%	Strongsville, OH	208	104
Legacy Arboretum	2008	49.00%	49.00%	Charlotte, NC	266	130

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
January 31, 2010
RESIDENTIAL GROUP
APARTMENTS (continued)

Name	Date of Opening/ Acquisition/ Expansion	Legal Ownership (1)	Pro-Rata Ownership (2)	Location	Leasable Units	Leasable Units at Pro-Rata %

Unconsolidated Apartment Communities (continued)
Legacy Crossroads	2008-2009	50.00%	50.00%	Cary, NC	344	172
Liberty Hills	1979-1986	50.00%	50.00%	Solon, OH	396	198
Lima Towers	1977	10.91%	6.94%	Lima, OH	200	14
Metropolitan Lofts	2005	50.00%	50.00%	Los Angeles, CA	264	132
Millender Center	1985	4.29%	100.00%	Detroit, MI	339	339
Miramar Towers	1980	6.35%	100.00%	Los Angeles, CA	157	157
Newport Landing	2002-2005	50.00%	50.00%	Coventry Township, OH	336	168
Noble Towers	1979	50.00%	50.00%	Pittsburgh, PA	133	67
North Port Village	1981	27.00%	27.00%	Port Huron, MI	251	68
Nu Ken Tower (Citizen’s Plaza)	1981	8.84%	50.00%	New Kensington, PA	101	51
Panorama Towers	1978	99.00%	99.00%	Panorama City, CA	154	152
Park Place Towers	1975	15.11%	100.00%	Mt. Clemens, MI	187	187
Parkwood Village	2001-2002	50.00%	50.00%	Brunswick, OH	204	102
Pebble Creek	1995-1996	50.00%	50.00%	Twinsburg, OH	148	74
Perrytown	1973	8.24%	100.00%	Pittsburgh, PA	231	231
Pine Grove Manor	1973	10.26%	100.00%	Muskegon Township, MI	172	172
Pine Ridge Valley	1967-1974, 2005-2007	50.00%	50.00%	Willoughby Hills, OH	1,309	655
Potomac Heights Village	1981	6.35%	100.00%	Keyser, WV	141	141
Residences at University Park	2002	40.00%	40.00%	Cambridge, MA	135	54
Riverside Towers	1977	8.30%	100.00%	Coshocton, OH	100	100
Settler’s Landing at Greentree	2000-2004	50.00%	50.00%	Streetsboro, OH	408	204
Shippan Avenue	1980	100.00%	100.00%	Stamford, CT	148	148
St. Mary’s Villa	2002	40.07%	40.07%	Newark, NJ	360	144
^* Stratford Crossing	2007-2010	50.00%	50.00%	Wadsworth, OH	348	174
Surfside Towers	1970	50.00%	50.00%	Eastlake, OH	246	123
^+ Sutton Landing	2007-2009	50.00%	50.00%	Brimfield, OH	216	108
Tamarac	1990-2001	50.00%	50.00%	Willoughby, OH	642	321
The Springs	1981	6.35%	100.00%	La Mesa, CA	129	129
Tower 43	2002	100.00%	100.00%	Kent, OH	101	101

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
January 31, 2010
RESIDENTIAL GROUP
APARTMENTS (continued)

Name	Date of Opening/ Acquisition/ Expansion	Legal Ownership (1)	Pro-Rata Ownership (2)	Location	Leasable Units	Leasable Units at Pro-Rata %

Unconsolidated Apartment Communities (continued)
Towne Centre Place	1975	6.86%	100.00%	Ypsilanti, MI	170	170
Twin Lake Towers	1966	50.00%	50.00%	Denver, CO	254	127
Uptown Apartments	2008	50.00%	50.00%	Oakland, CA	665	333
Village Square	1978	100.00%	100.00%	Williamsville, NY	100	100
Westwood Reserve	2002	50.00%	50.00%	Tampa, FL	340	170
Woodgate / Evergreen Farms	2004-2006	33.33%	33.33%	Olmsted Township, OH	348	116
Worth Street	2003	50.00%	50.00%	Manhattan, NY	330	165
Ziegler Place	1978	100.00%	100.00%	Livonia, MI	141	141

Unconsolidated Apartment Communities Subtotal					18,854	10,429

Unconsolidated Military Housing
^* Air Force Academy	2007-2013	50.00%	50.00%	Colorado Springs, CO	427	214
^* Midwest Millington	2008-2010	1.00%	^^	Memphis, TN	318	^^
^* Navy Midwest	2006-2010	1.00%	^^	Chicago, IL	1,658	^^
Ohana Military Communities, Hawaii Increment I	2005-2008	1.00%	^^	Honolulu, HI	1,952	^^
^* Ohana Military Communities, Hawaii Increment II	2007-2011	1.00%	^^	Honolulu, HI	1,175	^^
^* Ohana Military Communities, Hawaii Increment III	2007-2011	1.00%	^^	Honolulu, HI	2,520	^^
^* Ohana Military Communities, Hawaii Increment IV	2007-2014	1.00%	^^	Kaneohe, HI	917	^^
^* Pacific Northwest Communities	2007-2010	20.00%	^^	Seattle, WA	2,986	^^

Unconsolidated Military Housing Subtotal					11,953	214

Unconsolidated Apartments Total					30,807	10,643

Combined Apartments Total					45,869	24,996

Federally Subsidized Housing (Total of 5 Buildings)					741

Total Apartment Units at January 31, 2010					46,610

Total Apartment Units at January 31, 2009					49,116

*	Property under construction as of January 31, 2010.

+	Property opened or acquired in 2009.

++	Expansion of property opened in 2009.

^	Property to open in phases.

^^	The Company’s share of residual cash flow ranges from 0-20% during the life cycle of the project.

(1)	Represents our share of a property’s profits and losses upon settlement of any preferred returns to which we or our partner(s) may be entitled.

(2)	Represents our share of a property’s profits and losses adjusted for any preferred returns to which we or our partner(s) may be entitled.

(3)	Operating properties identified for redevelopment.